Exhibit 99.1

United States Bankruptcy Court

District of Delaware

In re THE THAXTON GROUP	Case No. 03-13182 - 03-13213
Jointly Administered

Reporting Period: May-05

Monthly Operating Report

File report and attachments with Court and submit copy to United States Trustee within

20 days after end of month.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank reconciliation ( or copies of Debtor’s bank reconciliations	MOR-1 (CON’T)	X
Copies of bank statements			X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period		X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliations and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Robert Dunn	6/21/05
Signature of Authorized Individual*	Date

Robert Dunn	President and Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM IR

(9/99)

BANKRUPTCY CASE NUMBERS PER ENTITY

included in this filing

THE THAXTON GROUP

03-13182 - 03-13213	May 31, 2005

FED ID	Case Number
57-0669498	03-13183	The Thaxton Group

57-1083679	03-13184	Thaxton Operating Company
54-0925005	03-13185	EAGLE Premium Finance Company, Inc.
58-2358369	03-13186	TICO Premium Finance Company, Inc.
57-0926039	03-13187	Thaxton Insurance Group, Inc.
57-1067973	03-13188	Thaxton Commercial Lending, Inc.

56-2258083	03-13195	TICO Credit Corporation
58-2358372	03-13191	TICO Credit Company, Inc.
56-2058522	03-13193	TICO Credit Company of North Carolina, Inc.
57-1109035	03-13196	TICO Credit Company of Alabama, Inc.
62-1720278	03-13197	TICO Credit Company of Tennessee, Inc.
57-1111184	03-13198	TICO Credit Company of Mississippi, Inc.
57-1110723	03-13199	TICO Credit Company of Georgia, Inc.
31-4256360	03-13200	Modern Finance dba TICO Credit Company
31-0819992	03-13202	Modern Financial Services, Inc.
74-2873274	03-13182	TICO Credit Company
64-0560143	03-13201	TICO Credit Company
75-2714829	03-13203	TICO Credit Company
57-1129678	03-13194	TICO Credit Company of Virginia, Inc.

57-1076628	03-13204	Thaxton Investment Corporation
57-0997623	03-13205	Southern Management Corporation
62-1618281	03-13206	Southern Finance of Tennessee, Inc.
57-1002963	03-13211	Covington Credit of Texas, Inc.
57-1013036	03-13207	Southern Financial Management, Inc.
57-1094987	03-13208	Covington Credit, Inc.
58-1435012	03-13209	Covington Credit of Georgia, Inc.
57-0827143	03-13212	Southern Finance of South Carolina, Inc.
57-0857420	03-13213	Quick Credit Corporation, Inc.
57-1096371	03-13210	Covington Credit of Louisiana, Inc.

56-2057616	03-13189	Paragon, Inc.
27-9200069	03-13190	Modern Central Recovery

In re:	Case No.	03-13182-03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Consolidated - for information purposes only

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month	47,265,172	—			47,265,172	35,895,777	20,970,070	19,402,924
Receipts
Cash Sales
Accounts Receivable	9,421,071				9,421,071	7,550,000	283,625,970	260,836,238
Interest Income/Other Income	189,298				189,298		6,473,149	1,221,000
Additional Deposits/Tax Withheld					—		—	—
Other (Attach List)	—				—		46,302,400	—
Transfers between Accounts	(2,582,673)	2,582,673			(0)		0	—
Proceeds from the Sale of Assets
							—	—
Total Receipts	7,027,696	2,582,673	—	—	9,610,369	7,550,000	336,401,520	262,057,238

Disbursements
Gross Payroll/Payroll Taxes		2,582,673			2,582,673	1,650,500	47,688,505	47,867,445
Sales, Use & Other Taxes	15,453				15,453		1,299,002	—
Inventory Purchases					—		—	—
Secured/Rental/Leases	192,196				192,196		1,141,043	—
Insurance/Payroll WH paid from operating accounts	(2,381)				(2,381)		111,673	—
Marketing					—		—	—
Property Maintenance/Utilities					—		—	—
Other (Attach List)	3,995,738				3,995,738	2,433,110	52,852,126	38,801,963
					—		—
Loan Proceeds/Expenses Related To Loans/Insurance	5,638,585				5,638,585	6,100,000	137,755,884	138,117,824
					—		—
Deposits to Lenders	20,012,641				20,012,641		72,082,663	2,500,000
Professional fees - Carve-out	1,954,314				1,954,314	899,850	21,434,571	18,861,863
US Trustee Quarterly Fees	71,000				71,000	—	590,801	478,250
Court Costs					—		—
Proceeds to Lender for sale of business units				—
Fees associated with sale of business units				—
							—
Total Disbursements	31,877,546	2,582,673	—	—	34,460,219	11,083,460	334,956,269	246,627,345

Net Cash Flow
(Receipts less Disbursements)	(24,849,850)	—	—	—	(24,849,850)	(3,533,460)	1,445,251	15,429,893

Cash - End of Month	22,415,322	—	—	—	22,415,322	32,362,317	22,415,321	34,832,817

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	0
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	0

FORM MOR-1

THE THAXTON GROUP CONSOLIDATED

Week Ending	BUDGET 5/6	BUDGET 5/13	BUDGET 5/20	BUDGET 5/27	BUDGET MONTH APR
Beginning Cash	$35,895,777	$35,748,290	$34,483,227	$33,419,757	$35,895,777
Cash Receipts
TICO Cash Collected	—	—	—	—	—
SM Cash Collected	2,100,000	1,500,000	1,700,000	2,250,000	7,550,000
TIG Cash Collected	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—
Other Income Collected	—	—	—	—	—
	—	—	—	—	—

Total Cash Receipts	2,100,000	1,500,000	1,700,000	2,250,000	7,550,000

					—
					—
Cash Disbursements					—
Loan Proceeds Checks	1,300,000	1,300,000	1,300,000	1,800,000	5,700,000
Expenses related to Loans	130,000	100,000	80,000	90,000	400,000
Expenses related to TIG	—	—	—	—	—

Total Cash Disbursements	1,430,000	1,400,000	1,380,000	1,890,000	6,100,000

					—

NET CASH RECEIPTS	670,000	100,000	320,000	360,000	1,450,000

					—
CASH DISBURSEMENTS:					—
					—
Operating Cash Disbursements					—
					—
Advertising	25,000	25,000	35,000	35,000	120,000
Bank Charges	—	32,750	—	—	32,750
Claims Funding*	25,000	70,000	40,000	40,000	175,000
Company Auto	20,000	1,500	1,900	1,500	24,900
Computer Costs	8,125	1,500	4,625	5,000	19,250
Dues And Subscriptions	1,000	2,000	—	1,000	4,000
Employee Reimbursements - collections exp	3,750	3,250	3,250	3,250	13,500
Equipment Rental	—	3,000	2,500	3,000	8,500
Fixed Assets	15,000	15,000	15,000	20,000	65,000
Forms & Printing	18,000	—	35,150	—	53,150
Insurance	2,300	30,500	500	500	33,800
Meals & Entertainment	10,000	2,000	2,000	1,075	15,075
Miscellaneous	16,000	3,000	3,000	3,000	25,000
Office Expense	4,000	4,000	4,000	7,000	19,000
Postage	8,200	8,200	8,200	8,200	32,800
Prepaid Expenses	—	—	—	—	—
Prepaid Software ABS	20,000	12,000	—	—	32,000
Professional Fees-Ordinary Course	20,000	15,000	90,000	15,000	140,000
Rent	2,000	9,600	7,000	180,500	199,100
Repairs & Maintenance	4,000	5,250	4,000	4,250	17,500
Roadgard	—	—	—	—	—
Seminars & Meetings	4,000	4,000	4,000	4,000	16,000
Taxes & Licenses	5,100	57,000	—	—	62,100
Telephone	31,500	10,000	30,000	31,500	103,000
Temporary Agency Staff	3,050	3,050	3,050	3,050	12,200
Board of Directors	4,000	—	—	—	4,000
Travel	17,000	500	500	500	18,500
Utilities	11,000	12,500	11,250	11,000	45,750

Total Operating Cash Disbursements	278,025	330,600	304,925	378,325	1,291,875

					—
Total Cash Disbursements by Group					—
Corporate	35,225	35,600	102,925	34,825	208,575
Tico Credit	—	—	—	—	—
Southern Management	242,800	295,000	202,000	343,500	1,083,300
Thaxton Premium Finance	—	—	—	—	—
Thaxton Commercial Lending	—	—	—	—	—
Thaxton Insurance Group	—	—	—	—	—

Total Operating Cash Disbursements	278,025	330,600	304,925	378,325	1,291,875

					—
Other Items					—
					—
Interest to Finova	—	—	504,083	—	504,083
Payroll Paid TTG	—	35,000	—	35,000	70,000
Payroll Paid SMC	—	645,000	250,000	635,000	1,530,000
401K	45,000	—	—	5,500	50,500
Restructuring Officer	12,000	12,000	12,000	12,000	48,000
Insurance Renewal	—	—	—	—	—
Credit Insurance Carrier	180,000	95,000	90,000	100,000	465,000
Pre-Filing Prepays	—	—	—	—	—
Bank Fees and Expenses	—	20,000	—	—	20,000
Deposit to Lender	—	—	—	—	—
Special Litigation Expense	—	—	—	—	—
KERP	—	—	—	—	—
US Trustee	75,000	—	—	—	75,000
Bankruptcy Professionals	227,463	227,463	222,463	222,463	899,850

Total Other Items	539,463	1,034,463	1,078,546	1,009,963	3,662,433

					—
Cash from Operations					—
Total Collections	2,100,000	1,500,000	1,700,000	2,250,000	7,550,000
Total Disbursements	1,933,025	2,525,600	2,529,008	3,043,825	10,031,458

Net Cash from Operations	166,975	(1,025,600)	(829,008)	(793,825)	(2,481,458)

Restructuring Expense	(314,463)	(239,463)	(234,463)	(234,463)	(1,022,850)

Net Change in Cash	(147,488)	(1,265,063)	(1,063,471)	(1,028,288)	(3,504,308)

Adjustment due to New Budget Period					—

Ending Cash	35,748,290	34,483,227	33,419,757	32,391,469	32,391,469

THE THAXTON GROUP MONTHLY OPERATING REPORT - May 2005

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated	FOR INFORMATION PURPOSES ONLY	JOINTLY ADMINISTERED
Monthly Court Report for April-05

		HOLDING COMPANY	HOLDING COMPANY					HOLDING COMPANY

	Consolidated Totals	THAXTON GROUP, INC Corporate	Thaxton Operating Company All activity recorded at sub level	Eagle - All transactions included in Tico Premium	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation All activity recorded at sub level	Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Cash Position	47,265,171.91	46,132,419.22	—	—	—	—	(7,600.17)		1,180,327.19	(39,974.33)

			—
TICO Cash Collected	20,737.36	—		—	—	—	—		—	20,737.36
SM Cash Collected	9,400,333.39	—		—	—	—	—		9,400,333.39	—
TIG Cash Collected	—	—		—	—	—	—		—	—
TPF Cash Collected	—	—		—	—	—	—		—	—
TCL Cash Collected	—	—		—	—	—	—		—	—
Other Income Collected	189,298.45	188,521.58		—	—	—	—		163.43	613.44
Proceeds from the sales of the TICO Assets	—	—

SUBTOTAL	9,610,369.20	188,521.58	—	—	—	—	—	—	9,400,496.82	21,350.80

		—		—	—	—	—		—	—
	—			—		—	—		—	—
CORRECTION OF BEGINNING BALANCES	—	—		—	—	—	—		—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(0.02)	413,444.56		—	—	—	3,066.88		(429,159.80)	12,648.34
	—	—		—	—	—	—		—	—
	—			—		—	—		—	—

Total Cash Receipts and Transfers	9,610,369.18	601,966.14	—	—	—	—	3,066.88	—	8,971,337.02	33,999.14

				—	—	—	—		—	—
Cash Disbursements - Loans	—			—	—	—	—		—	—
	—			—	—	—	—		—	—
Loan Proceeds Checks	5,377,315.95	—		—	—	—	—		5,377,315.95	—
Expenses related to Loans\Thaxton Insurance Group	261,269.33	—		—	—	—	—		262,733.93	(1,464.60)

Subtotal - Loans	5,638,585.28	—	—	—	—	—	—		5,640,049.88	(1,464.60)

		—		—	—	—	—		—	—
Cash Disbursements - Other	—	—		—	—	—	—		—	—
Advertising	97,245.35	—		—	—	—	—		97,245.35	—
Bank Charges	25,394.57	135.80		—	—	—	—		25,258.77	—
Claims Funding*	195,235.62	—		—	—	—	—		195,235.62	—
Company Auto	3,682.70	—		—	—	—	—		3,682.70	—
Computer Costs	16,744.63	3,122.12		—	—	—	1,050.00		12,231.51	341.00
Dues And Subscriptions	1,231.00	—		—	—	—	—		1,231.00	—
Employee Reimbursements - collections exp	272.71	—		—	—	—	—		—	272.71
Equipment Rental	3,340.29	—		—	—	—	—		3,340.29	—
Fixed Assets	18,895.99	—		—	—	—	—		18,895.99	—
Forms & Printing	55,471.83	(516.66)		—	—	—	—		55,988.49	—
Insurance	(2,381.34)	(4,249.57)		—	—	—	—		1,868.23	—
Meals & Entertainment	9,539.81	—		—	—	—	—		9,539.81	—
Miscellaneous	28,677.99	1,033.89		—	—	—	—		27,644.10	—
Office Expense	9,784.12	551.37		—	—	—	—		9,232.75	—
Postage	34,671.62	229.80		—	—	—	—		34,210.24	231.58
Prepaid Expenses	—	—		—	—	—	—		—	—
Prepaid Software ABS	20,083.64	—		—	—	—	—		20,083.64	—
Professional Fees-Ordinary Course	36,375.24	19,702.58		—	—	—	—		15,273.35	1,399.31
Rent	192,195.85	6,041.00		—	—	—	—		185,334.85	820.00
Repairs & Maintenance	17,994.74	—		—	—	—	—		17,994.74	—
Seminars & Meetings	4,593.85	—		—	—	—	—		4,593.85	—
Taxes & Licenses	15,453.14	820.17		—	—	—	—		14,614.84	18.13
Telephone	98,544.28	492.35		—	—	—	—		98,051.93	—
Temporary Agency Staff	14,861.98	1,070.00		—	—	—	—		13,708.25	83.73
Travel	32,826.14	165.13		—	—	—	—		32,661.01	—
Utilities	32,396.60	264.53		—	—	—	—		32,285.10	(153.03)
Interest to Finova	538,471.14	538,471.14		—	—	—	—		—	—
Payroll Paid TTG	88,316.02	57,806.23		—	—	—	—		—	30,509.79
Payroll Paid SMC	2,494,357.21	—		—	—	—	—		2,494,357.21	—
Restructuring Officer	48,000.00	48,000.00		—	—	—	—		—	—
Credit Insurance Payments	352,984.70	—		—	—	—	—		352,984.70	—
Deposit to Lender	20,012,641.11	20,012,641.11		—	—	—	—		—	—
US Trustee	71,000.00	71,000.00		—	—	—	—		—	—
Bankruptcy Professionals	1,954,313.92	1,954,313.92		—	—	—	—		—	—
Other	146,685.78	114,583.22		—	—	—	—		32,102.56	—

Total Other Cash Disbursements	26,819,109.62	22,933,871.13	—	—	—	—	1,050.00		3,850,665.27	33,523.22

				—			—		—	—

TOTAL ALL CASH DISBURSEMENTS	32,457,694.90	22,933,871.13	—	—	—	—	1,050.00		9,490,715.15	32,058.62

	24,417,846.19	23,800,514.23	—	—	—	—	(5,583.29)		660,949.06	(38,033.81)

BANK ACCOUNT RECONCILED BALANCES:	24,417,846.21	23,800,514.23			—	—	(5,583.29)		660,949.08	(38,033.81)

I attest that the above bank statement balances are the actual bank statement balances as shown on the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

/s/ Robert Dunn
Signature

Robert Dunn 6/21/05
Name and Date

President and Chief Restructuring Officer
Title

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for	CASES 03-13182 - 03-13213

		Operating	Payroll	Other	Total
Beginning Cash Position		47,265,171.91		—	47,265,171.91

TICO Cash Collected		20,737.36	—	—	20,737.36
SM Cash Collected		9,400,333.39	—	—	9,400,333.39
TIG Cash Collected		—	—	—	—
TPF Cash Collected		—	—	—	—
TCL Cash Collected		—	—	—	—
Other Income Collected		189,298.45	—	—	189,298.45
		—	—	—	—
Proceeds from the sales of the TICO Assets		—	—	—	—

SUBTOTAL	—	9,610,369.20	—	—	9,610,369.20

		—	—	—	—
		—	—	—	—
CORRECTION OF BEGINNING BALANCES		—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS		(2,582,673.25)	2,582,673.23	—	(0.02)
		—	—	—	—
		—	—	—	—

Total Cash Receipts and Transfers	—	7,027,695.95	2,582,673.23	—	9,610,369.18

Cash Disbursements - Loans
Loan Proceeds Checks		5,377,315.95			5,377,315.95
Expenses related to Loans\Thaxton Insurance Group		261,269.33			261,269.33

Subtotal - Loans		5,638,585.28	—	—	5,638,585.28

		—
Cash Disbursements - Other		—
Advertising		97,245.35		—	97,245.35
Bank Charges		25,394.57	—	—	25,394.57
Claims Funding*		195,235.62		—	195,235.62
Company Auto		3,682.70	—	—	3,682.70
Computer Costs		16,744.63	—	—	16,744.63
Dues And Subscriptions		1,231.00	—	—	1,231.00
Employee Reimbursements - collections exp		272.71	—	—	272.71
Equipment Rental		3,340.29	—	—	3,340.29
Fixed Assets		18,895.99	—	—	18,895.99
Forms & Printing		55,471.83	—	—	55,471.83
Insurance		(2,381.34)	—	—	(2,381.34)
Meals & Entertainment		9,539.81	—	—	9,539.81
Miscellaneous		28,677.99	—	—	28,677.99
Office Expense		9,784.12	—	—	9,784.12
Postage		34,671.62	—	—	34,671.62
Prepaid Expenses		—	—	—	—
Prepaid Software ABS		20,083.64	—	—	20,083.64
Professional Fees-Ordinary Course		36,375.24	—	—	36,375.24
Rent		192,195.85	—	—	192,195.85
Repairs & Maintenance		17,994.74	—	—	17,994.74
Seminars & Meetings		4,593.85	—	—	4,593.85
Taxes & Licenses		15,453.14	—	—	15,453.14
Telephone		98,544.28	—	—	98,544.28
Temporary Agency Staff		14,861.98	—	—	14,861.98
Travel		32,826.14	—	—	32,826.14
Utilities		32,396.60	—	—	32,396.60
Interest to Finova		538,471.14	—	—	538,471.14
Payroll Paid TTG		—	88,316.02	—	88,316.02
Payroll Paid SMC		—	2,494,357.21	—	2,494,357.21
Restructuring Officer		48,000.00	—	—	48,000.00
Credit Insurance Payments		352,984.70	—	—	352,984.70
Deposit to Lender		20,012,641.11	—	—	20,012,641.11
US Trustee		71,000.00	—	—	71,000.00
Bankruptcy Professionals		1,954,313.92	—	—	1,954,313.92
Other		146,685.78	—	—	146,685.78

Total Other Cash Disbursements		24,236,436.39	2,582,673.23	—	26,819,109.62

		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS		29,875,021.67	2,582,673.23	—	32,457,694.90

		24,417,846.19	—	—	24,417,846.19

BANK ACCOUNT RECONCILED BALANCES:

In re:	Case No.	03-13183
The Thaxton Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	22,933,871.13

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.
Monthly Court Report for	May-05	Case # 03-13183
FED ID#	57-0669498

	Consolidated Totals	Cherokee National Trust Account Wachovia 2000020760292	Wachovia Money Market 2003207426123	BB&T ESCROW ACCOUNT 5125898272	WACHOVIA DISBURSEMENT ACCOUNTS 2079900430275 2000014825091	WACHOVIA PAYROLL ACCOUNTS	E-Bay Account 200002299557
Beginning Cash Position	46,132,419.22	—	44,845,601.07	402,029.45	883,833.13	(44.64)	1,000.21

	—
TICO Cash Collected	—					—
SM Cash Collected	—					—
TIG Cash Collected	—					—
TPF Cash Collected	—					—
TCL Cash Collected	—					—
Other Income Collected	188,521.58	—	33,860.31		154,661.27	—
Proceeds from the sales of the TICO Assets	—

SUBTOTAL	188,521.58	—	33,860.31	—	154,661.27	—	—

	—					—
CORRECTION OF BEGINNING BALANCES	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	413,444.56	—	(21,000,000.00)	—	21,355,638.33	57,806.23	—
	—
	—					—

Total Cash receipts	601,966.14	—	(20,966,139.69)	—	21,510,299.60	57,806.23	—

						—
Cash Disbursements - Loans						—
						—
Loan Proceeds Checks	—					—
Expenses related to Loans	—					—

Subtotal - Loans	—	—	—	—	—	—	—

						—
						—
Cash Disbursements - Other						—
Advertising	—					—
Bank Charges	135.80		67.90		67.90	—
Claims Funding*	—				—
Company Auto	—				—
Computer Costs	3,122.12				3,122.12
Dues And Subscriptions	—				—
Employee Reimbursements - collections exp	—				—
Equipment Rental	—				—
Fixed Assets	—				—
Forms & Printing	(516.66)				(516.66)
Insurance	(4,249.57)				(4,249.57)
Meals & Entertainment	—				—
Miscellaneous	1,033.89				1,033.89
Office Expense	551.37				551.37
Postage	229.80				229.80
Prepaid Expenses	—				—
Prepaid Software ABS	—				—
Professional Fees-Ordinary Course	19,702.58				19,702.58
Rent	6,041.00				6,041.00
Repairs & Maintenance	—				—
Roadgard	—				—
Seminars & Meetings	—				—
Taxes & Licenses	820.17				820.17
Telephone	492.35				492.35
Temporary Agency Staff	1,070.00				1,070.00
Travel	165.13				165.13
Utilities	264.53				264.53
Interest to Finova	538,471.14				538,471.14
Payroll Paid TTG	57,806.23					57,806.23
Payroll Paid SMC	—
Restructuring Officer	48,000.00				48,000.00
Insurance Renewal	108,193.00				108,193.00
Credit Insurance Payments	—
Pre-Filing Prepays	—
Deposit to Lender	20,012,641.11				20,012,641.11
US Trustee	71,000.00				71,000.00
Bankruptcy Professionals	1,954,313.92				1,954,313.92
Other	114,583.22				114,583.22

Total Other Cash Disbursements	22,933,871.13	—	67.90	—	22,875,997.00	57,806.23	—

TOTAL ALL CASH DISBURSEMENTS	22,933,871.13	—	67.90	—	22,875,997.00	57,806.23	—

	23,800,514.23	—	23,879,393.48	402,029.45	(481,864.27)	(44.64)	1,000.21

Book Balance per bank rec.	23,800,514.23	—	23,879,393.48	402,029.45	(481,864.27)	(44.64)	1,000.21

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.	Case No. 03-13183
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	46,132,419.22	—	—	46,132,419.22

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	188,521.58	—	—	188,521.58
Proceeds from the sales of the TICO Assets

SUBTOTAL	188,521.58	—	—	188,521.58

	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	413,444.56	—	—	413,444.56
			—	—
	—	—	—	—

Total Cash receipts	601,966.14	—	—	601,966.14

Cash Disbursements - Loans

Loan Proceeds Checks	—	—	—	—
Expenses related to Loans	—	—	—	—

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising	—	—	—	—
Bank Charges	135.80	—	—	135.80
Claims Funding*	—	—	—	—
Company Auto	—	—	—	—
Computer Costs	3,122.12	—	—	3,122.12
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	(516.66)	—	—	(516.66)
Insurance	(4,249.57)	—	—	(4,249.57)
Meals & Entertainment	—	—	—	—
Miscellaneous	1,033.89	—	—	1,033.89
Office Expense	551.37	—	—	551.37
Postage	229.80	—	—	229.80
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	19,702.58	—	—	19,702.58
Rent	6,041.00	—	—	6,041.00
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	820.17	—	—	820.17
Telephone	492.35	—	—	492.35
Temporary Agency Staff	1,070.00	—	—	1,070.00
Travel	165.13	—	—	165.13
Utilities	264.53	—	—	264.53
Interest to Finova	538,471.14	—	—	538,471.14
Payroll Paid TTG	—	57,806.23	—	57,806.23
Payroll Paid SMC	—	—	—	—
Restructuring Officer	48,000.00	—	—	48,000.00
Insurance Renewal	108,193.00	—	—	108,193.00
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	20,012,641.11	—	—	20,012,641.11
US Trustee	71,000.00	—	—	71,000.00
Bankruptcy Professionals	1,954,313.92	—	—	1,954,313.92
Other	114,583.22	—	—	114,583.22

Total Other Cash Disbursements	22,876,064.90	57,806.23	—	22,933,871.13

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	22,876,064.90	57,806.23	—	22,933,871.13

	23,858,320.46	(57,806.23)	—	23,800,514.23

Book Balance per bank rec.

In re:	Case No.	03-13184
Thaxton Operating Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED ” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Operating Company		Case # 03-13184	Case No. 01-10573
Monthly Court Report for	May-05
FED ID #	57-1083679

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—	HOLDING COMPANY -ALL ACTIVITY THROUGH SUBSIDIARIES						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13186
TICO Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,050.00
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,050.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO PREMIUM		03-13186	Case No. 03-13186
Monthly Court Report for	May-05
FED ID #	58-2358369

	Consolidated Totals	Wachovia Premium Escrow 2000022989068	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825664 2079900430589	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(7,600.17)	7,034.47	(14,634.64)			(7,600.17)	—	—	(7,600.17)

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	—				—	—	—	—

SUBTOTAL	—	—	—	—		—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	3,066.88		3,066.88	—		3,066.88	—	—	3,066.88
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	3,066.88	—	3,066.88	—		3,066.88	—	—	3,066.88

Cash Disbursements - Loans
Loan Proceeds Checks	—					—	—	—	—
Expenses related to Loans	—					—	—	—	—

Subtotal - Loans	—	—	—	—		—			—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	1,050.00		1,050.00			1,050.00	—	—	1,050.00
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—					—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
Other	—					—	—	—	—

Total Other Cash Disbursements	1,050.00	—	1,050.00	—	—	1,050.00	—	—	1,050.00

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,050.00	—	1,050.00	—		1,050.00	—	—	1,050.00

	(5,583.29)	7,034.47	(12,617.76)	—		(5,583.29)	—	—	(5,583.29)

Book Balance per bank rec.	(5,583.29)	7,034.47	(12,617.76)

In re:	Case No.	03-13185
EAGLE Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for EAGLE		Case No. 03-13185	Case No. 03-13185
Monthly Court Report for	May-05
FED ID #	54-0925005

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—		—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	All transaction in this subsidiary are included in TICO PREMIUM					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—					—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13187
Thaxton Insurance Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Insurance Group		Case # 03-13187	Case No. 03-13187
Monthly Court Report for	May-05
FED ID#	57-0926039

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(7,538.85)	(7,538.85)	—		(7,538.85)	—	—	(7,538.85)

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	7,538.85	7,538.85	—		7,538.85	—	—	7,538.85
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	7,538.85	7,538.85	—	—	7,538.85	—	—	7,538.85

Cash Disbursements - Loans
Loan Proceeds Checks	—
Expenses related to Loans/TIG	—				—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising	—				—			—
Bank Charges	—				—		—	—
Claims Funding*	—				—			—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—		—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—		—	—	—	—

	—	—	—		—	—	—	—

Book Balance per bank rec.	—		—

In re:	Case No.	03-13188
Thaxton Commercial Lending, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Commercial Lending		Case # 03-13188	Case No. 03-13188
Monthly Court Report for	May-05
FED ID#	57-1067973

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825635 2079900430576	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—			—			—
Expenses related to Loans	—			—			—

Subtotal - Loans	—	—	—	—			—

Cash Disbursements - Other	—						—
Advertising	—	—		—			—
Bank Charges	—			—	—	—	—
Claims Funding*	—	—					—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—		—	—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No.	03-13189
Paragon, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED ” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Paragon, Inc. - Inactive Company		Case # 03-13189	Case No. 03-13189
Monthly Court Report for	May-05
FED ID#	56-2057616

	Consolidated Totals		Wachovia 2003233012187	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—		—	—

	—	—	—		—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—		—	—
Claims Funding*	—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—			—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP
Monthly Court Report for	May-05
FED ID#

	Consolidated Totals	TICO-AL 03-13196	TICO-GA 03-13199	TICO-DE 03-13182	TICO-MS 03-13201	TICO-NC 03-13193	TICO-OH 03-13200	MODERN RECOVERY 03-13190	TICO- SC 03-13191	TICO- TN 03-13203	TICO-HQ 03-13195
Beginning Cash Position	(39,974.33)	—	—	—	—	—	(0.00)	—	—	—	(39,974.33)

	—	—	—	—	—	—	—	—	—	—	—
TICO Cash Collected	20,737.36	—	—	—	—	—	20,737.36	—	—	—	—
SM Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	613.44	—	—	—	491.68	—	13.42	—	83.34	25.00	—

SUBTOTAL	21,350.80	—	—	—	491.68	—	20,750.78	—	83.34	25.00	—

	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	12,648.34	—	—	(77.43)	(1,677.71)	—	(20,389.07)	—	(83.34)	(468.17)	35,344.06
	—	—	—	—	—	—	—	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—	—	—	—	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	33,999.14	—	—	(77.43)	(1,186.03)	—	361.71	—	—	(443.17)	35,344.06

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks	—	—	—	—	—	—	—	—	—	—	—
Expenses related to Loans	(1,464.60)	—	—	(77.43)	(1,033.00)	—	—	—	—	(354.17)	—

Subtotal - Loans	(1,464.60)	—	—	(77.43)	(1,033.00)	—	—	—	—	(354.17)	—

		—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Other	—	—	—	—	—	—	—	—	—	—	—
Advertising	—	—	—	—	—	—	—	—	—	—	—
Bank Charges	—	—	—	—	—	—	—	—	—	—	—
Claims Funding*	—	—	—	—	—	—	—	—	—	—	—
Company Auto	—	—	—	—	—	—	—	—	—	—	—
Computer Costs	341.00	—	—	—	—	—	—	—	—	—	341.00
Dues And Subscriptions	—	—	—	—	—	—	—	—	—	—	—
Employee Reimbursements - collections exp	272.71	—	—	—	—	—	361.71	—	—	(89.00)	—
Equipment Rental	—	—	—	—	—	—	—	—	—	—	—
Fixed Assets	—	—	—	—	—	—	—	—	—	—	—
Forms & Printing	—	—	—	—	—	—	—	—	—	—	—
Insurance	—	—	—	—	—	—	—	—	—	—	—
Meals & Entertainment	—	—	—	—	—	—	—	—	—	—	—
Miscellaneous	—	—	—	—	—	—	—	—	—	—	—
Office Expense	—	—	—	—	—	—	—	—	—	—	—
Postage	231.58	—	—	—	—	—	—	—	—	—	231.58
Prepaid Expenses	—	—	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	—	—	—	—	—	—	—	—	—	—	—
Professional Fees-Ordinary Course	1,399.31	—	—	—	—	—	—	—	—	—	1,399.31
Rent	820.00	—	—	—	—	—	—	—	—	—	820.00
Repairs & Maintenance	—	—	—	—	—	—	—	—	—	—	—
Roadgard	—	—	—	—	—	—	—	—	—	—	—
Seminars & Meetings	—	—	—	—	—	—	—	—	—	—	—
Taxes & Licenses	18.13	—	—	—	—	—	—	—	—	—	18.13
Telephone	—	—	—	—	—	—	—	—	—	—	—
Temporary Agency Staff	83.73	—	—	—	—	—	—	—	—	—	83.73
Travel	—	—	—	—	—	—	—	—	—	—	—
Utilities	(153.03)	—	—	—	(153.03)	—	—	—	—	—	—
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	30,509.79	—	—	—	—	—	—	—	—	—	30,509.79
Payroll Paid SMC	—	—	—	—	—	—	—	—	—	—	—
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—
Credit Insurance Payments	—	—	—	—	—	—	—	—	—	—	—
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—
Proceeds to Lender	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—
Other - payment to Investment Banker	—	—	—	—	—	—	—	—	—	—	—

Total Other Cash Disbursements	33,523.22	—	—	—	(153.03)	—	361.71	—	—	(89.00)	33,403.54

TOTAL ALL CASH DISBURSEMENTS	32,058.62	—	—	(77.43)	(1,186.03)	—	361.71	—	—	(443.17)	33,403.54

			—	—	—	—	—	—	—	—	—

	(38,033.81)	—	—	—	—	—	(0.00)	—	—	—	(38,033.81)

			—	—	—	—	—	—	—	—	—
Book Balance per bank rec.	(38,033.81)	—	—	—	—	—	(0.00)	0.00	—	—	(38,033.81)

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP	Case No.
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	(39,974.33)	—	—	(39,974.33)

		—	—	—
TICO Cash Collected	20,737.36	—	—	20,737.36
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	613.44	—	—	613.44

SUBTOTAL	21,350.80	—	—	21,350.80

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(17,861.45)	30,509.79	—	12,648.34
	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	3,489.35	30,509.79	—	33,999.14

—
Cash Disbursements - Loans	—
—
Loan Proceeds Checks	—			—
Expenses related to Loans	(1,464.60)			(1,464.60)

Subtotal - Loans	(1,464.60)			(1,464.60)

	—			—
	—			—
Cash Disbursements - Other	—			—
Advertising	—			—
Bank Charges	—	—	—	—
Claims Funding*	—			—
Company Auto	—	—	—	—
Computer Costs	341.00	—	—	341.00
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	272.71	—	—	272.71
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	—	—	—	—
Meals & Entertainment	—	—	—	—
Miscellaneous	—	—	—	—
Office Expense	—	—	—	—
Postage	231.58	—	—	231.58
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	1,399.31	—	—	1,399.31
Rent	820.00	—	—	820.00
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	18.13	—	—	18.13
Telephone	—	—	—	—
Temporary Agency Staff	83.73	—	—	83.73
Travel	—	—	—	—
Utilities	(153.03)	—	—	(153.03)
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	30,509.79	—	30,509.79
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Proceeds to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other - payment to Investment Banker	—	—	—	—

Total Other Cash Disbursements	3,013.43	30,509.79	—	33,523.22

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,548.83	30,509.79	—	32,058.62

	(38,033.81)	—	—	(38,033.81)

Book Balance per bank rec.

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP - DISBURSEMENT ACCOUNTS	WACHOVIA #2000014815101	WACHOVIA #2000014816087	Case No.
Monthly Court Report for	May-05
FED ID#

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	TICO-SC	TICO-TN	TICO-HQ	Operating	Payroll	Other	Total
Beginning Cash Position	(39,974.33)	—	—							(39,974.33)	(39,974.33)	—	—	(39,974.33)

	—	—	—	—	—	—	—		—	—		—	—	—
TICO Cash Collected	—										—	—	—	—
SM Cash Collected	—									—	—	—	—	—
TIG Cash Collected	—									—	—	—	—	—
TPF Cash Collected	—									—	—	—	—	—
TCL Cash Collected	—									—	—	—	—	—
Other Income Collected	—									—	—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—	—	—	—
	—										—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	3,489.35	—	—	(77.43)	(1,186.03)	—	361.71	—	(443.17)	4,834.27	3,489.35	—	—	3,489.35
Outstanding Checks	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #2000014825101	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #101000020906	—	—	—	—	—	—	—	—	—		—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	3,489.35	—	—	(77.43)	(1,186.03)	—	361.71	—	(443.17)	4,834.27	3,489.35	—	—	3,489.35

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks											—			—
Expenses related to Loans	(1,464.60)			(77.43)	(1,033.00)				(354.17)		(1,464.60)			(1,464.60)

Subtotal - Loans	(1,464.60)	—	—	(77.43)	(1,033.00)	—	—	—	(354.17)	—	(1,464.60)			(1,464.60)

		—	—	—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—	—	—			—
Cash Disbursements - Other			—	—	—	—	—	—	—	—	—			—
Advertising	—										—			—
Bank Charges	—										—	—	—	—
Claims Funding*	—										—			—
Company Auto	—										—	—	—	—
Computer Costs	341.00									341.00	341.00	—	—	341.00
Dues And Subscriptions	—										—	—	—	—
Employee Reimbursements - collections exp	272.71						361.71		(89.00)		272.71	—	—	272.71
Equipment Rental	—										—	—	—	—
Fixed Assets	—										—	—	—	—
Forms & Printing	—										—	—	—	—
Insurance	—										—	—	—	—
Meals & Entertainment	—										—	—	—	—
Miscellaneous	—										—	—	—	—
Office Expense	—										—	—	—	—
Postage	231.58									231.58	231.58	—	—	231.58
Prepaid Expenses	—										—	—	—	—
Prepaid Software ABS	—										—	—	—	—
Professional Fees-Ordinary Course	1,399.31									1,399.31	1,399.31	—	—	1,399.31
Rent	820.00									820.00	820.00	—	—	820.00
Repairs & Maintenance	—										—	—	—	—
Roadgard	—										—	—	—	—
Seminars & Meetings	—										—	—	—	—
Taxes & Licenses	18.13									18.13	18.13	—	—	18.13
Telephone	—										—	—	—	—
Temporary Agency Staff	83.73									83.73	83.73	—	—	83.73
Travel	—										—	—	—	—
Utilities	(153.03)				(153.03)						(153.03)	—	—	(153.03)
Interest to Finova	—										—	—	—	—
Payroll Paid TTG	—										—	—	—	—
Payroll Paid SMC	—										—	—	—	—
Restructuring Officer	—										—	—	—	—
Insurance Renewal	—										—	—	—	—
Credit Insurance Payments	—										—	—	—	—
Pre-Filing Prepays	—										—	—	—	—
Deposit to Lender	—										—	—	—	—
US Trustee	—										—	—	—	—
Bankruptcy Professionals	—										—	—	—	—
Other	—										—	—	—	—

Total Other Cash Disbursements	3,013.43	—	—	—	(153.03)	—	361.71	—	(89.00)	2,893.75	3,013.43	—	—	3,013.43

											—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,548.83	—	—	(77.43)	(1,186.03)	—	361.71	—	(443.17)	2,893.75	1,548.83	—	—	1,548.83

			—	—	—	—	—	—	—	—

	(38,033.81)	—	—	—	—	—	—	—	—	(38,033.81)	(38,033.81)	—	—	(38,033.81)

			—	—	—	—	—	—	—	—
Book Balance per bank rec.	(38,033.81)		—							(38,033.81)

In re:	Case No.	03-13195
TICO Credit Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	33,403.54
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$33,403.54

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO CREDIT CORPORATION, INC		Case # 03-13195	Case No. 03-13195
Monthly Court Report for	May-05
FED ID#	56-2258083

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(39,974.33)	(39,974.33)	—		(39,974.33)	—		(39,974.33)

	—					—	—	—
TICO Cash Collected	—	—			—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	35,344.06	4,834.27	30,509.79		4,834.27	30,509.79	—	35,344.06
	—				—		—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	35,344.06	4,834.27	30,509.79	—	4,834.27	30,509.79	—	35,344.06

Cash Disbursements - Loans
—
Loan Proceeds Checks	—				—	—		—
Expenses related to Loans	—				—			—

Subtotal - Loans	—	—	—		—	—	—	—

—
		—				—
Cash Disbursements - Other		—				—		—
Advertising	—	—			—	—		—
Bank Charges	—	—			—	—		—
Claims Funding*	—	—			—	—		—
Company Auto	—	—			—	—	—	—
Computer Costs	341.00	341.00			341.00	—	—	341.00
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	231.58	231.58			231.58	—	—	231.58
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	1,399.31	1,399.31			1,399.31	—	—	1,399.31
Rent	820.00	820.00			820.00	—	—	820.00
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	18.13	18.13			18.13	—	—	18.13
Telephone	—	—			—	—	—	—
Temporary Agency Staff	83.73	83.73			83.73	—	—	83.73
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova		—			—	—	—	—
Payroll Paid TTG	30,509.79	—	30,509.79		—	30,509.79	—	30,509.79
Payroll Paid SMC		—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	33,403.54	2,893.75	30,509.79	—	2,893.75	30,509.79	—	33,403.54

TOTAL ALL CASH DISBURSEMENTS	33,403.54	2,893.75	30,509.79	—	2,893.75	30,509.79	—	33,403.54

	(38,033.81)	(38,033.81)	—	—	(38,033.81)	—	—	(38,033.81)

Book Balance per bank rec.	(38,033.81)	(38,033.81)	—

In re:	Case No.	03-13194
TICO Credit Company of Virginia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO VA		Case # 03-13194	Case No. 03-13194
Monthly Court Report for	May-05
FED ID#	57-1129678

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—		—	—	—	—

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—
							—	—	—	—
	—	All Cash is included in TICO SC					—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—			—	—	—	—
Claims Funding*	—			—
Company Auto	—			—			—	—	—	—
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	—			—			—	—	—	—
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	—			—			—	—	—	—
Forms & Printing	—			—			—	—	—	—
Insurance	—			—			—	—	—	—
Meals & Entertainment	—			—			—	—	—	—
Miscellaneous	—			—			—	—	—	—
Office Expense	—			—			—	—	—	—
Postage	—			—			—	—	—	—
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	—			—			—	—	—	—
Repairs & Maintenance	—			—			—	—	—	—
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	—			—			—	—	—	—
Telephone	—			—			—	—	—	—
Temporary Agency Staff	—			—			—	—	—	—
Travel	—			—			—	—	—	—
Utilities	—			—			—	—	—	—
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	—			—			—	—	—	—
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
	—			—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13191
TICO Credit Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-SC		Case # 03-13191	Case No. 03-13191
Monthly Court Report for	May-05
FED ID#	58-2358372

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	83.34	83.34			83.34	—	—	83.34

SUBTOTAL	83.34	83.34	—		83.34	—	—	83.34

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(83.34)	(83.34)	—		(83.34)	—	—	(83.34)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

							—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13196
TICO Credit Company of Alabama, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO ALABAMA		Case No. 03-13196	Case No. 03-13196
Monthly Court Report for	May-05
FED ID#	57-1109035

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bank Vernon 176034601	Community Bank 45571377	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—		—

	—						—	—	—
TICO Cash Collected	—			—	—	—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—	—
	—					—	—		—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—				—	—		—
Expenses related to Loans	—	—				—	—		—

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	—	—				—	—		—
Bank Charges	—	—		—		—	—		—
Claims Funding*	—	—							—
Company Auto	—	—				—	—	—	—
Computer Costs	—	—				—	—	—	—
Dues And Subscriptions	—	—				—	—	—	—
Employee Reimbursements - collections exp	—	—				—	—	—	—
Equipment Rental	—	—				—	—	—	—
Fixed Assets	—	—				—	—	—	—
Forms & Printing	—	—				—	—	—	—
Insurance	—	—				—	—	—	—
Meals & Entertainment	—	—				—	—	—	—
Miscellaneous	—	—				—	—	—	—
Office Expense	—	—				—	—	—	—
Postage	—	—				—	—	—	—
Prepaid Expenses	—	—				—	—	—	—
Prepaid Software ABS	—	—				—	—	—	—
Professional Fees-Ordinary Course	—	—				—	—	—	—
Rent	—	—				—	—	—	—
Repairs & Maintenance	—	—				—	—	—	—
Roadgard	—	—				—	—	—	—
Seminars & Meetings	—	—				—	—	—	—
Taxes & Licenses	—	—				—	—	—	—
Telephone	—	—				—	—	—	—
Temporary Agency Staff	—	—				—	—	—	—
Travel	—	—				—	—	—	—
Utilities	—	—				—	—	—	—
Interest to Finova	—	—				—	—	—	—
Payroll Paid TTG	—	—	—			—	—	—	—
Payroll Paid SMC	—	—				—	—	—	—
Restructuring Officer	—	—				—	—	—	—
Insurance Renewal	—	—				—	—	—	—
Voyager Payment	—	—				—	—	—	—
Pre-Filing Prepays	—	—				—	—	—	—
Deposit to Lender	—	—				—	—	—	—
US Trustee	—	—				—	—	—	—
Bankruptcy Professionals	—	—				—	—	—	—
Other	—	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—	—

In re:	Case No.	03-13193
TICO Credit Company of North Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-NC		Case No. 03-13193	Case No. 03-13193
Monthly Court Report for	May-05
FED ID#	56-2058522

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—		—	—	—	—

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No.	03-13182
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(77.43)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	($77.43)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO - DELAWARE		Case No. 03-13182
Monthly Court Report for	May-05
FED ID #	74-2873274

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	Fifth Third Bank 1050032006	BB&T 5181006058	BB&T 5180186451	BB&T 5180158407	Ohio Valley 8012564	First National Bank 5711347	PNC Bank 3004243118	National City 754211488
Beginning Cash Position	—	—	—	—	—	—	—	—	—	—

—
TICO Cash Collected	—
SM Cash Collected	—
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

—
—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(77.43)	(77.43)	—	—	—	—	—	—	—	—
—
—
—
—

Total Cash Receipts and Transfers	(77.43)	(77.43)	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—
Expenses related to Loans	(77.43)	(77.43)

Subtotal - Loans	(77.43)	(77.43)	—	—	—	—	—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—
Bank Charges	—			—	—	—	—		—
Claims Funding*	—	—
Company Auto	—	—
Computer Costs	—	—
Dues And Subscriptions	—	—
Employee Reimbursements - collections exp	—	—
Equipment Rental	—	—
Fixed Assets	—	—
Forms & Printing	—	—
Insurance	—	—
Meals & Entertainment	—	—
Miscellaneous	—	—
Office Expense	—	—
Postage	—	—
Prepaid Expenses	—	—
Prepaid Software ABS	—	—
Professional Fees-Ordinary Course	—	—
Rent	—	—
Repairs & Maintenance	—	—
Roadgard	—	—
Seminars & Meetings	—	—
Taxes & Licenses	—	—
Telephone	—	—
Temporary Agency Staff	—	—
Travel	—	—
Utilities	—	—
Interest to Finova	—	—
Payroll Paid TTG	—	—
Payroll Paid SMC	—	—
Restructuring Officer	—	—
Insurance Renewal	—	—
Voyager Payment	—	—
Pre-Filing Prepays	—	—
Deposit to Lender	—	—
US Trustee	—	—
Bankruptcy Professionals	—	—
Other	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(77.43)	(77.43)	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—	—	—	—	—	—

THE THAXTON GROUP
Cash Disbursements for TICO - DELAWARE		Case No. 03-13182	Case No. 03-13182
Monthly Court Report for	May-05
FED ID #	74-2873274

		Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—

			—	—	—
TICO Cash Collected		—	—	—	—
SM Cash Collected		—	—	—	—
TIG Cash Collected		—	—	—	—
TPF Cash Collected		—	—	—	—
TCL Cash Collected		—	—	—	—
Other Income Collected		—	—	—	—

SUBTOTAL		—	—	—	—

		—	—	—	—
		—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS		(77.43)	—	—	(77.43)
		—	—	—	—
		—	—	—	—
		—	—	—	—
		—	—	—	—

Total Cash Receipts and Transfers	—	(77.43)	—	—	(77.43)

Cash Disbursements - Loans
Loan Proceeds Checks		—			—
Expenses related to Loans		(77.43)			(77.43)

Subtotal - Loans		(77.43)	—	—	(77.43)

—
Cash Disbursements - Other		—
Advertising		—	—	—	—
Bank Charges		—	—	—	—
Claims Funding*		—	—	—	—
Company Auto		—	—	—	—
Computer Costs		—	—	—	—
Dues And Subscriptions		—	—	—	—
Employee Reimbursements - collections exp		—	—	—	—
Equipment Rental		—	—	—	—
Fixed Assets		—	—	—	—
Forms & Printing		—	—	—	—
Insurance		—	—	—	—
Meals & Entertainment		—	—	—	—
Miscellaneous		—	—	—	—
Office Expense		—	—	—	—
Postage		—	—	—	—
Prepaid Expenses		—	—	—	—
Prepaid Software ABS		—	—	—	—
Professional Fees-Ordinary Course		—	—	—	—
Rent		—	—	—	—
Repairs & Maintenance		—	—	—	—
Roadgard		—	—	—	—
Seminars & Meetings		—	—	—	—
Taxes & Licenses		—	—	—	—
Telephone		—	—	—	—
Temporary Agency Staff		—	—	—	—
Travel		—	—	—	—
Utilities		—	—	—	—
Interest to Finova		—	—	—	—
Payroll Paid TTG		—	—	—	—
Payroll Paid SMC		—	—	—	—
Restructuring Officer		—	—	—	—
Insurance Renewal		—	—	—	—
Voyager Payment		—	—	—	—
Pre-Filing Prepays		—	—	—	—
Deposit to Lender		—	—	—	—
US Trustee		—	—	—	—
Bankruptcy Professionals		—	—	—	—
Other		—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—

		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	(77.43)	—	—	(77.43)

	—	—	—	—	—

Book Balance per bank rec.

In re:	Case No.	03-13199
TICO Credit Company of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO Credit of Georgia, Inc.		Case # 03-13199	Case No. 03-13199
Monthly Court Report for	May-05
FED ID#	57-1110723

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—		—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—			—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other		—
Advertising	—	—			—			—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—			—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13200
Modern Finance dba TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	361.71
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$361.71

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD		Case No. 03-13200	Case No. 03-13200
Monthly Court Report for	May-05
FED ID#	31-4256360

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	National City 394058175	Operating	Payroll	Other	Total
Beginning Cash Position	(0.00)	—	—		(0.00)	—	—	(0.00)

	—					—	—	—
TICO Cash Collected	20,737.36	20,737.36			20,737.36	—	—	20,737.36
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	13.42	13.42			13.42	—	—	13.42

SUBTOTAL	20,750.78	20,750.78	—	—	20,750.78	—	—	20,750.78

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(20,389.07)	(20,389.07)	—		(20,389.07)	—	—	(20,389.07)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	361.71	361.71	—	—	361.71	—	—	361.71

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising		—
Bank Charges	—	—		—	—	—	—	—
Claims Funding*	—	—						—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	361.71	361.71			361.71	—	—	361.71
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	361.71	361.71	—	—	361.71	—	—	361.71

—

TOTAL ALL CASH DISBURSEMENTS	361.71	361.71	—	—	361.71	—	—	361.71

	(0.00)	(0.00)	—	—	(0.00)	—	—	(0.00)

Book Balance per bank rec.	(0.00)			—

In re:	Case No.	03-13190
Modern Central Recovery	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Modern Central Recovery		Case # 03-13190	Case No. 03-13190
Monthly Court Report for	May-05
FED ID#	27-9200069

	Consolidated Totals		WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—			—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
					—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—				—	—	—	—
Claims Funding*	—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	0.00	—	—

In re:	Case No.	03-13201
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(1,186.03)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	($1,186.03)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI		Case No. 03-13201	Case No. 03-13201
Monthly Court Report for	May-05
FED ID#	64-0560143

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—			—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	491.68	491.68		491.68	—	—	491.68

SUBTOTAL	491.68	491.68	—	491.68	—	—	491.68

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,677.71)	(1,677.71)		(1,677.71)	—	—	(1,677.71)
	—			—		—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—			—	—	—	—
Holdback, Deposits and Escrows	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	(1,186.03)	(1,186.03)	—	(1,186.03)	—	—	(1,186.03)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—		—	—	—	—
Expenses related to Loans	(1,033.00)	(1,033.00)		(1,033.00)	—	—	(1,033.00)

Subtotal - Loans	(1,033.00)	(1,033.00)		(1,033.00)	—	—	(1,033.00)

Cash Disbursements - Other	—
Advertising	—	—		—	—	—	—
Bank Charges	—	—		—	—	—	—
Claims Funding*	—	—		—	—	—	—
Company Auto	—	—		—	—	—	—
Computer Costs	—	—		—	—	—	—
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	—	—		—	—	—	—
Office Expense	—	—		—	—	—	—
Postage	—	—		—	—	—	—
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	—	—		—	—	—	—
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	—	—		—	—	—	—
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	(153.03)	(153.03)		(153.03)	—	—	(153.03)
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	—	—		—	—	—	—
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	—	—		—	—	—	—
Pre-Filing Prepays	—	—		—	—	—	—
Proceeds to Lender	—			—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other - payment to Investment Banker	—			—	—	—	—

Total Other Cash Disbursements	(153.03)	(153.03)		(153.03)	—	—	(153.03)

TOTAL ALL CASH DISBURSEMENTS	(1,186.03)	(1,186.03)		(1,186.03)	—	—	(1,186.03)

	—	—		—	—	—	—

Book Balance per bank rec.	—
—

In re:	Case No.	03-13203
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(443.17)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	($443.17)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENNESSEE		Case No. 03-13203	Case No. 03-13203
Monthly Court Report for	May-05
FED ID#	75-2714829

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Federal 163323989	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—	—

	—				—	—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	25.00	25.00			25.00	—	—	25.00

SUBTOTAL	25.00	25.00	—	—	25.00	—	—	25.00

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(468.17)	(468.17)	—	—	(468.17)	—	—	(468.17)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	(443.17)	(443.17)	—	—	(443.17)	—	—	(443.17)

—
Cash Disbursements - Loans					—
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	(354.17)	(354.17)			(354.17)	—	—	(354.17)

Subtotal - Loans	(354.17)	(354.17)	—	—	(354.17)	—	—	(354.17)

—
—
Cash Disbursements - Other					—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	(89.00)	(89.00)			(89.00)	—	—	(89.00)
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	(89.00)	(89.00)	—	—	(89.00)	—	—	(89.00)

TOTAL ALL CASH DISBURSEMENTS	(443.17)	(443.17)	—	—	(443.17)	—	—	(443.17)

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—

In re:	Case No.	03-13197
TICO Credit Company of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENN-DORMANT		Case # 03-13197	Case No. 03-13197
Monthly Court Report for	May-05
FED ID#	62-1720278

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—		—

In re:	Case No.	03-13198
TICO Credit Company of Mississippi, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MS - DORMANT		Case # 03-13198	Case No. 03-13198
Monthly Court Report for	May-05
FED ID#	57-1111184

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*
Company Auto								—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
	—		—	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13202
Modern Financial Services, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD-SUB - Inactive DORMANT		Case # 03-13187	Case No. 03-13202
Monthly Court Report for	May-05
FED ID#	31-0819992

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13204
Thaxton Investment Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Investment Company		Case No. 03-13204	Case No. 03-13204
Monthly Court Report for	May-05
FED ID#	57-1076628

	Consolidated Totals	First Citizens Bank 650001120701	SCBT of Piedmont 30020101	Spratt Savings & Loan 70726	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825648 2000014825114	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—								—	—	—	—

	—									—	—	—
TICO Cash Collected	—								—	—	—	—
SM Cash Collected	—								—	—	—	—
TIG Cash Collected	—								—	—	—	—
TPF Cash Collected	—								—	—	—	—
TCL Cash Collected	—								—	—	—	—
Other Income Collected	—			No Activity - Holding Company - all activity recorded at subsidiary level.					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—								—	—	—	—
	—								—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal -Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—								—	—	—	—
Claims Funding*	—
Company Auto	—								—	—	—	—
Computer Costs	—								—	—	—	—
Dues And Subscriptions	—								—	—	—	—
Employee Reimbursements - collections exp	—								—	—	—	—
Equipment Rental	—								—	—	—	—
Fixed Assets	—								—	—	—	—
Forms & Printing	—								—	—	—	—
Insurance	—								—	—	—	—
Meals & Entertainment	—								—	—	—	—
Miscellaneous	—								—	—	—	—
Office Expense	—								—	—	—	—
Postage	—								—	—	—	—
Prepaid Expenses	—								—	—	—	—
Prepaid Software ABS	—								—	—	—	—
Professional Fees-Ordinary Course	—								—	—	—	—
Rent	—								—	—	—	—
Repairs & Maintenance	—								—	—	—	—
Roadgard	—								—	—	—	—
Seminars & Meetings	—								—	—	—	—
Taxes & Licenses	—								—	—	—	—
Telephone	—								—	—	—	—
Temporary Agency Staff	—								—	—	—	—
Travel	—								—	—	—	—
Utilities	—								—	—	—	—
Interest to Finova	—								—	—	—	—
Payroll Paid TTG	—								—	—	—	—
Payroll Paid SMC	—								—	—	—	—
Restructuring Officer	—								—	—	—	—
Insurance Renewal	—								—	—	—	—
Voyager Payment	—								—	—	—	—
Pre-Filing Prepays	—								—	—	—	—
Deposit to Lender	—								—	—	—	—
US Trustee	—								—	—	—	—
Bankruptcy Professionals	—								—	—	—	—
	—								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—	—

									—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—	—

—

Book Balance per bank rec.	—

THE THAXTON GROUP
SUMMARY - SOUTHERN MANAGEMENT		Case No.
Monthly Court Report for	May-05
FED ID#

	Consolidated Totals	Covington Credit-OK 03-13208	Covington Credit of Texas 03-13211	Southern Finance of South Carolina 03- 13212	Covington Credit of Georgia 03-13209	Quick Credit 03-13213	Southern Finance of Tennesse 03-13206	Corporate HQ 03-13205	Operating	Payroll	Other	Total
Beginning Cash Position	1,180,327.19	212,580.65	868,050.99	754,722.73	40,730.71	—	142,210.97	(837,968.86)	1,180,327.19	—	—	1,180,327.19

	—	—	—	—	—	—	—			—	—	—
TICO Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
SM Cash Collected	9,400,333.39	274,640.69	2,332,295.21	2,168,723.78	1,068,461.86	1,148,946.75	822,503.41	1,584,761.69	9,400,333.39	—	—	9,400,333.39
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	163.43	—	—	—	—	—	—	163.43	163.43	—	—	163.43

SUBTOTAL	9,400,496.82	274,640.69	2,332,295.21	2,168,723.78	1,068,461.86	1,148,946.75	822,503.41	1,584,925.12	9,400,496.82	—	—	9,400,496.82

	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	(2,494,357.21)	2,494,357.21	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	(429,159.80)	(111,507.85)	(365,881.16)	321,716.23	306,526.82	195,888.20	101,927.69	(877,829.73)	(429,159.80)	—	—	(429,159.80)
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	8,971,337.02	163,132.84	1,966,414.05	2,490,440.01	1,374,988.68	1,344,834.95	924,431.10	707,095.39	6,476,979.81	2,494,357.21	—	8,971,337.02

		—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—
Loan Proceeds Checks	5,377,315.95	192,403.74	1,658,114.53	1,479,077.42	725,909.21	784,274.95	537,536.10	—	5,377,315.95			5,377,315.95
Expenses related to Loans	262,733.93	9,445.90	59,168.62	73,614.20	40,647.30	47,624.21	32,233.70	—	262,733.93			262,733.93

Subtotal - Loans	5,640,049.88	201,849.64	1,717,283.15	1,552,691.62	766,556.51	831,899.16	569,769.80	—	5,640,049.88			5,640,049.88

		—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—			—
Cash Disbursements - Other		—	—	—	—	—	—	—	—			—
Advertising	97,245.35	3,633.37	28,541.65	16,055.46	14,230.14	9,881.16	8,748.06	16,155.51	97,245.35			97,245.35
Bank Charges	25,258.77	—	—	—	—	—	—	25,258.77	25,258.77	—	—	25,258.77
Claims Funding*	195,235.62	2,158.37	40,713.73	22,584.37	26,336.85	23,600.38	6,844.73	72,997.19	195,235.62			195,235.62
Company Auto	3,682.70	399.44	63.03	576.90	247.18	—	120.80	2,275.35	3,682.70	—	—	3,682.70
Computer Costs	12,231.51	334.84	2,942.13	1,606.09	966.20	804.55	236.08	5,341.62	12,231.51	—	—	12,231.51
Dues And Subscriptions	1,231.00	120.00	366.00	—	—	—	—	745.00	1,231.00	—	—	1,231.00
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—	—	—	—	—
Equipment Rental	3,340.29	—	76.41	40.00	—	—	—	3,223.88	3,340.29	—	—	3,340.29
Fixed Assets	18,895.99	—	—	2,786.32	3,800.00	950.00	11,359.67	—	18,895.99	—	—	18,895.99
Forms & Printing	55,988.49	808.84	9,283.42	8,331.52	4,073.75	5,029.81	6,098.78	22,362.37	55,988.49	—	—	55,988.49
Insurance	1,868.23	65.05	571.09	451.14	202.43	205.15	157.27	216.10	1,868.23	—	—	1,868.23
Meals & Entertainment	9,539.81	388.97	1,643.87	3,074.27	1,745.50	72.66	1,511.63	1,102.91	9,539.81	—	—	9,539.81
Miscellaneous	27,644.10	62.50	1,240.98	1,404.36	1,575.05	576.77	654.20	22,130.24	27,644.10	—	—	27,644.10
Office Expense	9,232.75	46.46	5,438.80	670.68	1,416.35	264.05	436.36	960.05	9,232.75	—	—	9,232.75
Postage	34,210.24	662.75	8,784.77	6,677.09	3,486.87	3,793.93	2,117.87	8,686.96	34,210.24	—	—	34,210.24
Prepaid Expenses	—	—	—	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	20,083.64	1,196.64	6,639.82	4,509.88	2,853.26	2,603.26	2,023.29	257.49	20,083.64	—	—	20,083.64
Professional Fees-Ordinary Course	15,273.35	—	3,015.00	—	—	—	—	12,258.35	15,273.35	—	—	15,273.35
Rent	185,334.85	6,524.77	54,737.88	37,471.47	25,202.25	19,449.31	21,598.04	20,351.13	185,334.85	—	—	185,334.85
Repairs & Maintenance	17,994.74	826.04	4,840.28	5,640.61	2,683.67	2,388.66	1,615.48	—	17,994.74	—	—	17,994.74
Roadgard	—	—	—	—	—	—	—	—	—	—	—	—
Seminars & Meetings	4,593.85	—	2,067.38	1,239.70	814.44	33.33	270.00	169.00	4,593.85	—	—	4,593.85
Taxes & Licenses	14,614.84	200.00	853.97	5,130.84	5,649.62	1,722.16	—	1,058.25	14,614.84	—	—	14,614.84
Telephone	98,051.93	3,992.61	28,452.53	21,999.72	15,488.24	9,540.31	10,263.13	8,315.39	98,051.93	—	—	98,051.93
Temporary Agency Staff	13,708.25	—	4,806.25	—	—	—	—	8,902.00	13,708.25	—	—	13,708.25
Travel	32,661.01	1,026.87	4,910.35	5,134.58	4,856.58	1,104.12	4,459.27	11,169.24	32,661.01	—	—	32,661.01
Utilities	32,285.10	1,512.59	11,665.50	7,173.43	4,955.92	3,872.14	3,105.52	—	32,285.10	—	—	32,285.10
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid SMC	2,494,357.21	84,704.06	420,681.26	723,812.65	378,289.38	340,237.34	242,152.00	304,480.52	—	2,494,357.21	—	2,494,357.21
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	41,014.39	—	—	—	—	—	—	41,014.39	41,014.39	—	—	41,014.39
Credit Insurance Payments	352,984.70	—	—	151,015.21	121,118.41	80,851.08	—	—	352,984.70	—	—	352,984.70
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—	—
Other	32,102.56	851.73	9,906.19	2,122.72	2,655.07	5,955.62	608.22	10,003.01	32,102.56	—	—	32,102.56

Total Other Cash Disbursements	3,850,665.27	109,515.90	652,242.29	1,029,509.01	622,647.16	512,935.79	324,380.40	599,434.72	1,356,308.06	2,494,357.21	—	3,850,665.27

		—	—		—				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	9,490,715.15	311,365.54	2,369,525.44	2,582,200.63	1,389,203.67	1,344,834.95	894,150.20	599,434.72	6,996,357.94	2,494,357.21	—	9,490,715.15

			—

	660,949.06	64,347.95	464,939.60	662,962.11	26,515.72	—	172,491.87	(730,308.19)	660,949.06	—	—	660,949.06

Book Balance per bank rec.	660,949.08	64,347.95	464,939.60	662,962.11	26,515.72	—	172,491.87	(730,308.17)

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp Consolidated		Wachovia 2000014825127
Monthly Court Report for	May-05	ACCOUNT #2079900430903
FED ID#

ZBA ACCOUNTS	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	—	—	—	—	—	—

	—
TICO Cash Collected	—
SM Cash Collected	—
TIG Cash Collected	—	—
TPF Cash Collected	—	—
TCL Cash Collected	—	—
Other Income Collected	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	7,367,100.56	271,618.80	2,366,538.16	2,240,425.07	1,206,367.35	1,186,474.75	779,609.66	(683,933.23)
OUTSTANDING CHECKS	—					—
Account # 2000014825127	—
Account #2079900430903	—
	—

Total Cash Receipts and Transfers	7,367,100.56	271,618.80	2,366,538.16	2,240,425.07	1,206,367.35	1,186,474.75	779,609.66	(683,933.23)

Cash Disbursements - Loans
Loan Proceeds Checks	5,377,315.95	192,403.74	1,658,114.53	1,479,077.42	725,909.21	784,274.95	537,536.10
Expenses related to Loans	262,733.93	9,445.90	59,168.62	73,614.20	40,647.30	47,624.21	32,233.70

Subtotal - Loans	5,640,049.88	201,849.64	1,717,283.15	1,552,691.62	766,556.51	831,899.16	569,769.80	—

Cash Disbursements - Other
Advertising	97,245.35	3,633.37	28,541.65	16,055.46	14,230.14	9,881.16	8,748.06	16,155.51
Bank Charges	25,258.77							25,258.77
Claims Funding*	195,235.62	2,158.37	40,713.73	22,584.37	26,336.85	23,600.38	6,844.73	72,997.19
Company Auto	3,682.70	399.44	63.03	576.90	247.18		120.80	2,275.35
Computer Costs	12,231.51	334.84	2,942.13	1,606.09	966.20	804.55	236.08	5,341.62
Dues And Subscriptions	1,231.00	120.00	366.00					745.00
Employee Reimbursements - collections exp	—
Equipment Rental	3,340.29		76.41	40.00				3,223.88
Fixed Assets	18,895.99			2,786.32	3,800.00	950.00	11,359.67
Forms & Printing	55,988.49	808.84	9,283.42	8,331.52	4,073.75	5,029.81	6,098.78	22,362.37
Insurance	1,868.23	65.05	571.09	451.14	202.43	205.15	157.27	216.10
Meals & Entertainment	9,539.81	388.97	1,643.87	3,074.27	1,745.50	72.66	1,511.63	1,102.91
Miscellaneous	27,644.10	62.50	1,240.98	1,404.36	1,575.05	576.77	654.20	22,130.24
Office Expense	9,232.75	46.46	5,438.80	670.68	1,416.35	264.05	436.36	960.05
Postage	34,210.24	662.75	8,784.77	6,677.09	3,486.87	3,793.93	2,117.87	8,686.96
Prepaid Expenses	—
Prepaid Software ABS	20,083.64	1,196.64	6,639.82	4,509.88	2,853.26	2,603.26	2,023.29	257.49
Professional Fees-Ordinary Course	15,273.35		3,015.00					12,258.35
Rent	185,334.85	6,524.77	54,737.88	37,471.47	25,202.25	19,449.31	21,598.04	20,351.13
Repairs & Maintenance	17,994.74	826.04	4,840.28	5,640.61	2,683.67	2,388.66	1,615.48
Roadgard	—
Seminars & Meetings	4,593.85		2,067.38	1,239.70	814.44	33.33	270.00	169.00
Taxes & Licenses	14,614.84	200.00	853.97	5,130.84	5,649.62	1,722.16		1,058.25
Telephone	98,051.93	3,992.61	28,452.53	21,999.72	15,488.24	9,540.31	10,263.13	8,315.39
Temporary Agency Staff	13,708.25		4,806.25					8,902.00
Travel	32,661.01	1,026.87	4,910.35	5,134.58	4,856.58	1,104.12	4,459.27	11,169.24
Utilities	32,285.10	1,512.59	11,665.50	7,173.43	4,955.92	3,872.14	3,105.52
Interest to Finova	—
Payroll Paid TTG	—
	1,531,885.04	44,957.32	417,693.98	382,037.09	195,453.06	181,877.14	127,611.46	182,254.99
Restructuring Officer	—
Insurance Renewal	41,014.39							41,014.39
Credit Insurance Carrier	352,984.70			151,015.21	121,118.41	80,851.08
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	32,102.56	851.73	9,906.19	2,122.72	2,655.07	5,955.62	608.22	10,003.01

Total Other Cash Disbursements	2,888,193.10	69,769.16	649,255.01	687,733.45	439,810.84	354,575.59	209,839.86	477,209.19

TOTAL ALL CASH DISBURSEMENTS	8,528,242.98	271,618.80	2,366,538.16	2,240,425.07	1,206,367.35	1,186,474.75	779,609.66	477,209.19

	(1,161,142.42)	—	—	—	—	—	—	(1,161,142.42)

Book Balance per bank rec.		—	—		—	—		(1,161,142.42)

In re:	Case No.	03-13208
Covington Credit, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	311,365.54
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$311,365.54

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covingto Credit, Inc		Case No. 03-13208	Case No.
Monthly Court Report for	May-05
FED ID#	57-1094987

	Consolidated Totals	Arvest Bank 11682857	Arvest Bank 11275222	F&M Bank & Trust Company 349836	F&M Bank & Trust Company 352357	RCB Bank 621656	WACHOVIA DISBURSE- MENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Central National 212407	ARVEST 11860459	ARVEST 570344986		Operating	Payroll	Other
Beginning Cash Position	212,580.65	41,989.16	50,312.34	19,198.46	17,261.80	17,525.21	—	—	15,791.47	43,000.19	7,502.02		212,580.65	—	—

	—												—	—	—
TICO Cash Collected	—												—	—	—
SM Cash Collected	274,640.69	30,679.86	16,189.01	35,058.12	27,984.53	32,413.13	(20,972.60)	39,746.74	49,604.31	28,576.99	35,360.60		234,893.95	39,746.74	—
TIG Cash Collected	—												—	—	—
TPF Cash Collected	—												—	—	—
TCL Cash Collected	—												—	—	—
Other Income Collected	—												—	—	—

SUBTOTAL	274,640.69	30,679.86	16,189.01	35,058.12	27,984.53	32,413.13	(20,972.60)	39,746.74	49,604.31	28,576.99	35,360.60	—	234,893.95	39,746.74	—

	—												—	—	—
	—												—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(111,507.85)	(62,107.47)	(63,751.02)	(44,955.97)	(39,060.78)	(41,140.56)	292,591.40		(54,874.85)	(63,820.45)	(34,388.15)		(111,507.85)	—	—
	—												—	—	—
	—												—	—	—
	—												—	—	—
	—												—	—	—

Total Cash Receipts and Transfers	163,132.84	(31,427.61)	(47,562.01)	(9,897.85)	(11,076.25)	(8,727.43)	271,618.80	39,746.74	(5,270.54)	(35,243.46)	972.45	—	123,386.10	39,746.74	—

													—	—
Cash Disbursements - Loans													—	—
													—	—
Loan Proceeds Checks	192,403.74						192,403.74						192,403.74	—
Expenses related to Loans	9,445.90						9,445.90						9,445.90	—

Subtotal - Loans	201,849.64	—	—	—	—	—	201,849.64	—	—	—	—		201,849.64	—	—

													—	—
													—	—
Cash Disbursements - Other	—												—	—
Advertising	3,633.37						3,633.37						3,633.37	—
Bank Charges	—						—						—	—	—
Claims Funding*	2,158.37						2,158.37						2,158.37	—
Company Auto	399.44						399.44						399.44	—	—
Computer Costs	334.84						334.84						334.84	—	—
Dues And Subscriptions	120.00						120.00						120.00	—	—
Employee Reimbursements - collections exp	—						—						—	—	—
Equipment Rental	—						—						—	—	—
Fixed Assets	—						—						—	—	—
Forms & Printing	808.84						808.84						808.84	—	—
Insurance	65.05						65.05						65.05	—	—
Meals & Entertainment	388.97						388.97						388.97	—	—
Miscellaneous	62.50						62.50						62.50	—	—
Office Expense	46.46						46.46						46.46	—	—
Postage	662.75						662.75						662.75	—	—
Prepaid Expenses	—						—						—	—	—
Prepaid Software ABS	1,196.64						1,196.64						1,196.64	—	—
Professional Fees-Ordinary Course	—						—						—	—	—
Rent	6,524.77						6,524.77						6,524.77	—	—
Repairs & Maintenance	826.04						826.04						826.04	—	—
Roadgard	—						—						—	—	—
Seminars & Meetings	—						—						—	—	—
Taxes & Licenses	200.00						200.00						200.00	—	—
Telephone	3,992.61						3,992.61						3,992.61	—	—
Temporary Agency Staff	—						—						—	—	—
Travel	1,026.87						1,026.87						1,026.87	—	—
Utilities	1,512.59						1,512.59						1,512.59	—	—
Interest to Finova	—						—						—	—	—
Payroll Paid TTG	—						—						—	—	—
Payroll Paid SMC	84,704.06						44,957.32	39,746.74					44,957.32	39,746.74	—
Restructuring Officer	—						—						—	—	—
Insurance Renewal	—						—						—	—	—
Voyager Payment	—						—						—	—	—
Pre-Filing Prepays	—						—						—	—	—
Deposit to Lender	—						—						—	—	—
US Trustee	—						—						—	—	—
Bankruptcy Professionals	—						—						—	—	—
Other	851.73						851.73						851.73	—	—

Total Other Cash Disbursements	109,515.90	—	—	—	—	—	69,769.16	39,746.74	—	—	—		69,769.16	39,746.74	—

													—	—	—

TOTAL ALL CASH DISBURSEMENTS	311,365.54	—	—	—	—	—	271,618.80	39,746.74	—	—	—		271,618.80	39,746.74	—

	64,347.95	10,561.55	2,750.33	9,300.61	6,185.55	8,797.78	—	—	10,520.93	7,756.73	8,474.47		64,347.95	—	—

Ending Bank Balance per bank rec.	64,347.95	10,561.55	2,750.33	9,300.61	6,185.55	8,797.78			10,520.93	7,756.73	8,474.47

In re:	Case No.	03-13212
Southern Finance of South Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,582,200.63
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$2,582,200.63

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance - SC		Case # 03-13212	Case No. 03-13212
Monthly Court Report for	May-05
FED ID #	57-0827143

	Consolidated Totals	Peoples 1170002977	Exchange Bank of S.C. 510004 702501	BB&T 51258 15210	Regions Bank 3858010811	South Carolina Bank and Trust 270002033	WACHOVIA DISBURSE- MENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	South Carolina Bank and Trust 270002041	South Carolina Bank and Trust 270002058	Palmetto Bank 11055855	Operating	Payroll	Other	Total
Beginning Cash Position	754,722.73	12,033.37	8,624.52	16,152.93	626,666.65	13,480.96		—	12,982.07	19,868.88	44,913.35	754,722.73	—	—	754,722.73

	—												—	—	—
TICO Cash Collected	—											—	—	—	—
SM Cash Collected	2,168,723.78	40,683.77	50,050.12	42,414.33	1,649,179.28	76,442.42	20,820.00		54,801.64	59,723.41	174,608.81	2,168,723.78	—	—	2,168,723.78
TIG Cash Collected	—											—	—	—	—
TPF Cash Collected	—											—	—	—	—
TCL Cash Collected	—											—	—	—	—
Other Income Collected	—											—	—	—	—

SUBTOTAL	2,168,723.78	40,683.77	50,050.12	42,414.33	1,649,179.28	76,442.42	20,820.00	—	54,801.64	59,723.41	174,608.81	2,168,723.78	—	—	2,168,723.78

	—											—	—	—	—
	—											—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	321,716.23	(45,188.31)	(51,321.62)	(51,913.42)	(1,705,469.54)	(76,663.89)	2,219,605.07	341,775.56	(58,719.59)	(69,552.03)	(180,836.00)	(20,059.33)	341,775.56	—	321,716.23
	—											—	—	—	—
	—											—	—	—	—
	—											—	—	—	—
	—											—	—	—	—

Total Cash Receipts and Transfers	2,490,440.01	(4,504.54)	(1,271.50)	(9,499.09)	(56,290.26)	(221.47)	2,240,425.07	341,775.56	(3,917.95)	(9,828.62)	(6,227.19)	2,148,664.45	341,775.56	—	2,490,440.01

												—
Cash Disbursements - Loans												—
												—
Loan Proceeds Checks	1,479,077.42						1,479,077.42					1,479,077.42			1,479,077.42
Expenses related to Loans	73,614.20						73,614.20					73,614.20			73,614.20

Subtotal Loans	1,552,691.62						1,552,691.62					1,552,691.62			1,552,691.62

												—
												—
Cash Disbursements - Other												—
Advertising	16,055.46						16,055.46					16,055.46			16,055.46
Bank Charges	—											—	—	—	—
Claims Funding*	22,584.37						22,584.37					22,584.37			22,584.37
Company Auto	576.90						576.90					576.90	—	—	576.90
Computer Costs	1,606.09						1,606.09					1,606.09	—	—	1,606.09
Dues And Subscriptions	—						—					—	—	—	—
Employee Reimbursements - collections exp	—						—					—	—	—	—
Equipment Rental	40.00						40.00					40.00	—	—	40.00
Fixed Assets	2,786.32						2,786.32					2,786.32	—	—	2,786.32
Forms & Printing	8,331.52						8,331.52					8,331.52	—	—	8,331.52
Insurance	451.14						451.14					451.14	—	—	451.14
Meals & Entertainment	3,074.27						3,074.27					3,074.27	—	—	3,074.27
Miscellaneous	1,404.36						1,404.36					1,404.36	—	—	1,404.36
Office Expense	670.68						670.68					670.68	—	—	670.68
Postage	6,677.09						6,677.09					6,677.09	—	—	6,677.09
Prepaid Expenses	—						—					—	—	—	—
Prepaid Software ABS	4,509.88						4,509.88					4,509.88	—	—	4,509.88
Professional Fees-Ordinary Course	—						—					—	—	—	—
Rent	37,471.47						37,471.47					37,471.47	—	—	37,471.47
Repairs & Maintenance	5,640.61						5,640.61					5,640.61	—	—	5,640.61
Roadgard	—						—					—	—	—	—
Seminars & Meetings	1,239.70						1,239.70					1,239.70	—	—	1,239.70
Taxes & Licenses	5,130.84						5,130.84					5,130.84	—	—	5,130.84
Telephone	21,999.72						21,999.72					21,999.72	—	—	21,999.72
Temporary Agency Staff	—						—					—	—	—	—
Travel	5,134.58						5,134.58					5,134.58	—	—	5,134.58
Utilities	7,173.43						7,173.43					7,173.43	—	—	7,173.43
Interest to Finova	—						—					—	—	—	—
Payroll Paid TTG	—						—					—	—	—	—
Payroll Paid SMC	723,812.65						382,037.09	341,775.56				382,037.09	341,775.56	—	723,812.65
Restructuring Officer	—						—					—	—	—	—
Insurance Renewal	—						—					—	—	—	—
Voyager Payment	151,015.21						151,015.21					151,015.21	—	—	151,015.21
Pre-Filing Prepays	—						—					—	—	—	—
Deposit to Lender	—						—					—	—	—	—
US Trustee	—						—					—	—	—	—
Bankruptcy Professionals	—						—					—	—	—	—
Other	2,122.72						2,122.72					2,122.72	—	—	2,122.72

Total Other Cash Disbursements	1,029,509.01	—	—	—	—	—	687,733.45	341,775.56	—	—	—	1,029,509.01	—	—	1,029,509.01

												—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,582,200.63	—	—	—	—	—	2,240,425.07	341,775.56	—	—	—	2,240,425.07	341,775.56	—	2,582,200.63

	662,962.11	7,528.83	7,353.02	6,653.84	570,376.39	13,259.49	—	—	9,064.12	10,040.26	38,686.16	662,962.11	—	—	662,962.11

Book Balance per bank rec.	662,962.11	7,528.83	7,353.02	6,653.84	570,376.39	13,259.49			9,064.12	10,040.26	38,686.16

In re:	Case No.	03-13211
Covington Credit of Texas, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,369,525.44
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$2,369,525.44

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas		Case # 03-13211
Monthly Court Report for	May-05
FED ID#	57-1002963	Texas State Bank

	Conso -lidated Totals	1st Commerce Bank 350188	1st Commerce Bank 381959	American Bank of Texas 1002218089	American National Bank 0010944	Bank of Texas 3000010649	Community Bank & Trust 100102889	First State Bank 2702488	Frost National Bank 460020362	Hibernia National Bank 04122623	Inter -national Bank of Commerce 9004201	Kleberg First National Bank 123390	Liberty Bank 2102 -872900	Liberty National Bank 126979	Prosperity Bank 2794981
Beginning Cash Position	868,050.99	11,138.17	10,314.88	9,333.64	11,298.89	17,577.06	20,524.24	18,145.26	18,453.75	12,871.40	85,402.15	11,775.61	13,003.29	14,290.12	16,698.96

	—
TICO Cash Collected	—
SM Cash Collected	2,332,295.21	40,019.67	50,086.17	43,882.29	57,004.47	40,467.14	62,924.54	45,972.13	28,234.10	32,310.85	542,640.77	52,048.38	32,266.67	32,989.07	31,399.65
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,332,295.21	40,019.67	50,086.17	43,882.29	57,004.47	40,467.14	62,924.54	45,972.13	28,234.10	32,310.85	542,640.77	52,048.38	32,266.67	32,989.07	31,399.65

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(365,881.16)	(42,265.09)	(51,914.67)	(44,044.31)	(56,028.48)	(48,987.23)	(74,212.40)	(52,695.22)	(42,857.42)	(39,935.81)	(474,708.66)	(52,773.58)	(37,567.52)	(40,157.48)	(40,245.21)
	—					—
	—
	—
	—

Total Cash Receipts and Transfers	1,966,414.05	(2,245.42)	(1,828.50)	(162.02)	975.99	(8,520.09)	(11,287.86)	(6,723.09)	(14,623.32)	(7,624.96)	67,932.11	(725.20)	(5,300.85)	(7,168.41)	(8,845.56)

Cash Disbursements - Loans
Loan Proceeds Checks	1,658,114.53
Expenses related to Loans	59,168.62

Subtotal - Loans	1,717,283.15	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	28,541.65
Bank Charges	—
Claims Funding*	40,713.73
Company Auto	63.03
Computer Costs	2,942.13
Dues And Subscriptions	366.00
Employee Reimbursements - collections exp	—
Equipment Rental	76.41
Fixed Assets	—
Forms & Printing	9,283.42
Insurance	571.09
Meals & Entertainment	1,643.87
Miscellaneous	1,240.98
Office Expense	5,438.80
Postage	8,784.77
Prepaid Expenses	—
Prepaid Software ABS	6,639.82
Professional Fees-Ordinary Course	3,015.00
Rent	54,737.88
Repairs & Maintenance	4,840.28
Roadgard	—
Seminars & Meetings	2,067.38
Taxes & Licenses	853.97
Telephone	28,452.53
Temporary Agency Staff	4,806.25
Travel	4,910.35
Utilities	11,665.50
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	420,681.26
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	9,906.19

Total Other Cash Disbursements	652,242.29	—	—	—	—	—	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,369,525.44	—	—	—	—	—	—	—	—	—	—	—	—	—	—

	464,939.60	8,892.75	8,486.38	9,171.62	12,274.88	9,056.97	9,236.38	11,422.17	3,830.43	5,246.44	153,334.26	11,050.41	7,702.44	7,121.71	7,853.40

Book Balance per bank rec.	464,939.60	8,892.75	8,486.38	9,171.62	12,274.88	9,056.97	9,236.38	11,422.17	3,830.43	5,246.44	153,334.26	11,050.41	7,702.44	7,121.71	7,853.40

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas
Monthly Court Report for
FED ID#

	Prosperity Bank 2795011	Prosperity Bank 2795791	Prosperity Bank 75137494	Community Bank & Trust 11798527	Guaranty Bank 380- 3594062	Guaranty Bank 380- 3594567	Guaranty Bank 380- 3594609	Guaranty Bank 380- 3594559	Guaranty Bank 380-3594542	Guaranty Bank 380-3594153	Union Planter’s Bank 0080129775	WACHOVIA DISBURSE- MENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Wells Fargo 423- 1233624	Wells Fargo 423- 1337470
Beginning Cash Position	8,748.09	5,487.21	17,475.57	27,781.76	8,615.37	45,611.32	26,827.01	56,155.23	76,335.41	163,426.45	16,984.10	—	—	16,400.63	13,828.22

TICO Cash Collected		—
SM Cash Collected	47,030.02	48,868.51	26,152.71	44,779.99	24,834.49	41,251.63	37,016.45	37,366.75	39,788.25	32,930.61	15,124.73	498,472.71		42,496.74	44,063.50
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected		—
Other Income Collected

SUBTOTAL	47,030.02	48,868.51	26,152.71	44,779.99	24,834.49	41,251.63	37,016.45	37,366.75	39,788.25	32,930.61	15,124.73	498,472.71	—	42,496.74	44,063.50

GENERAL LEDGER DEPOSITS AND TRANSFERS	(47,569.48)	(46,930.59)	(36,964.07)	(61,780.98)	(26,730.65)	(76,113.82)	(56,079.25)	(83,321.07)	(106,729.59)	(186,542.44)	(19,984.49)	1,450,371.47	420,681.26	(48,254.05)	(47,535.55)

Total Cash Receipts and Transfers	(539.46)	1,937.92	(10,811.36)	(17,000.99)	(1,896.16)	(34,862.19)	(19,062.80)	(45,954.32)	(66,941.34)	(153,611.83)	(4,859.76)	1,948,844.18	420,681.26	(5,757.31)	(3,472.05)

Cash Disbursements - Loans
Loan Proceeds Checks												1,658,114.53
Expenses related to Loans												59,168.62

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—	—	1,717,283.15	—	—	—

Cash Disbursements - Other
Advertising												28,541.65
Bank Charges		—				—	—	—	—
Claims Funding*												40,713.73
Company Auto												63.03
Computer Costs												2,942.13
Dues And Subscriptions												366.00
Employee Reimbursements - collections exp												—
Equipment Rental												76.41
Fixed Assets												—
Forms & Printing												9,283.42
Insurance												571.09
Meals & Entertainment												1,643.87
Miscellaneous												1,240.98
Office Expense												5,438.80
Postage												8,784.77
Prepaid Expenses												—
Prepaid Software ABS												6,639.82
Professional Fees-Ordinary Course												3,015.00
Rent												54,737.88
Repairs & Maintenance												4,840.28
Roadgard												—
Seminars & Meetings												2,067.38
Taxes & Licenses												853.97
Telephone												28,452.53
Temporary Agency Staff												4,806.25
Travel												4,910.35
Utilities												11,665.50
Interest to Finova												—
Payroll Paid TTG												—
Payroll Paid SMC													420,681.26
Restructuring Officer												—
Insurance Renewal												—
Voyager Payment												—
Pre-Filing Prepays												—
Deposit to Lender												—
US Trustee												—
Bankruptcy Professionals												—
Other												9,906.19

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—	231,561.03	420,681.26	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—	1,948,844.18	420,681.26	—	—

	8,208.63	7,425.13	6,664.21	10,780.77	6,719.21	10,749.13	7,764.21	10,200.91	9,394.07	9,814.62	12,124.34	—	—	10,643.32	10,356.17

Book Balance per bank rec.	8,208.63	7,425.13	6,664.21	10,780.77	6,719.21	10,749.13	7,764.21	10,200.91	9,394.07	9,814.62	12,124.34			10,643.32	10,356.17

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case No. 03-13211
Monthly Court Report for
FED ID#

	Wells Fargo 5505312659	Wells Fargo 5690474692	Wells Fargo 5880617148	Wells Fargo 7390259432	First National Bank Texas 001100998	Operating	Payroll	Other	Total
Beginning Cash Position	24,615.12	16,284.30	17,838.49	13,476.72	41,332.57	868,050.99	—	—	868,050.99

							—	—	—
TICO Cash Collected						—	—	—	—
SM Cash Collected	26,308.86	36,854.91	39,261.86	46,948.96	110,497.63	2,332,295.21	—	—	2,332,295.21
TIG Cash Collected						—	—	—	—
TPF Cash Collected						—	—	—	—
TCL Cash Collected						—	—	—	—
Other Income Collected						—	—	—	—

SUBTOTAL	26,308.86	36,854.91	39,261.86	46,948.96	110,497.63	2,332,295.21	—	—	2,332,295.21

						—	—	—	—
						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(46,039.17)	(44,477.95)	(49,296.36)	(45,884.60)	(108,306.70)	(786,562.42)	420,681.26	—	(365,881.16)
						—	—	—	—
						—	—	—	—
						—	—	—	—
						—	—	—	—

Total Cash Receipts and Transfers	(19,730.31)	(7,623.04)	(10,034.50)	1,064.36	2,190.93	1,545,732.79	420,681.26	—	1,966,414.05

							—
Cash Disbursements - Loans							—
						—	—
Loan Proceeds Checks						1,658,114.53	—		1,658,114.53
Expenses related to Loans						59,168.62	—		59,168.62

Subtotal - Loans	—	—	—	—	—	1,717,283.15	—	—	1,717,283.15

							—
							—
Cash Disbursements - Other							—
Advertising						28,541.65	—	—	28,541.65
Bank Charges					—	—		—	—
Claims Funding*						40,713.73	—		40,713.73
Company Auto						63.03	—	—	63.03
Computer Costs						2,942.13	—	—	2,942.13
Dues And Subscriptions						366.00	—	—	366.00
Employee Reimbursements - collections exp						—	—	—	—
Equipment Rental						76.41	—	—	76.41
Fixed Assets						—	—	—	—
Forms & Printing						9,283.42	—	—	9,283.42
Insurance						571.09	—	—	571.09
Meals & Entertainment						1,643.87	—	—	1,643.87
Miscellaneous						1,240.98	—	—	1,240.98
Office Expense						5,438.80	—	—	5,438.80
Postage						8,784.77	—	—	8,784.77
Prepaid Expenses						—	—	—	—
Prepaid Software ABS						6,639.82	—	—	6,639.82
Professional Fees-Ordinary Course						3,015.00	—	—	3,015.00
Rent						54,737.88	—	—	54,737.88
Repairs & Maintenance						4,840.28	—	—	4,840.28
Roadgard						—	—	—	—
Seminars & Meetings						2,067.38	—	—	2,067.38
Taxes & Licenses						853.97	—	—	853.97
Telephone						28,452.53	—	—	28,452.53
Temporary Agency Staff						4,806.25	—	—	4,806.25
Travel						4,910.35	—	—	4,910.35
Utilities						11,665.50	—	—	11,665.50
Interest to Finova						—	—	—	—
Payroll Paid TTG						—	—	—	—
Payroll Paid SMC						—	420,681.26	—	420,681.26
Restructuring Officer						—	—	—	—
Insurance Renewal						—	—	—	—
Voyager Payment						—	—	—	—
Pre-Filing Prepays						—	—	—	—
Deposit to Lender						—	—	—	—
US Trustee						—	—	—	—
Bankruptcy Professionals						—	—	—	—
Other						9,906.19	—	—	9,906.19

Total Other Cash Disbursements	—	—	—	—	—	231,561.03	420,681.26	—	652,242.29

						—		—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	1,948,844.18	420,681.26	—	2,369,525.44

	4,884.81	8,661.26	7,803.99	14,541.08	43,523.50	464,939.60	—	—	464,939.60

Book Balance per bank rec.	4,884.81	8,661.26	7,803.99	14,541.08	43,523.50

65

In re:	Case No.	03-13213
Quick Credit Corporation, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,344,834.95
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,344,834.95

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Quick Credit Corporation, Inc.		03-13213	Case No. 03-13213
Monthly Court Report for	May-05
FED ID#	57-0857420

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—			—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	1,148,946.75	1,148,946.75		1,148,946.75	—	—	1,148,946.75
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	1,148,946.75	1,148,946.75	—	1,148,946.75	—	—	1,148,946.75

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	195,888.20	37,528.00	158,360.20	37,528.00	158,360.20	—	195,888.20
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	1,344,834.95	1,186,474.75	158,360.20	1,186,474.75	158,360.20	—	1,344,834.95

Cash Disbursements - Loans
Loan Proceeds Checks	784,274.95	784,274.95		784,274.95			784,274.95
Expenses related to Loans	47,624.21	47,624.21		47,624.21			47,624.21

Subtotal - Loans	831,899.16	831,899.16	—	831,899.16	—	—	831,899.16

		—		—			—
		—		—			—
Cash Disbursements - Other		—		—			—
Advertising	9,881.16	9,881.16		9,881.16			9,881.16
Bank Charges	—	—		—	—	—	—
Claims Funding*	23,600.38	23,600.38		23,600.38			23,600.38
Company Auto	—	—		—	—	—	—
Computer Costs	804.55	804.55		804.55	—	—	804.55
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	950.00	950.00		950.00	—	—	950.00
Forms & Printing	5,029.81	5,029.81		5,029.81	—	—	5,029.81
Insurance	205.15	205.15		205.15	—	—	205.15
Meals & Entertainment	72.66	72.66		72.66	—	—	72.66
Miscellaneous	576.77	576.77		576.77	—	—	576.77
Office Expense	264.05	264.05		264.05	—	—	264.05
Postage	3,793.93	3,793.93		3,793.93	—	—	3,793.93
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	2,603.26	2,603.26		2,603.26	—	—	2,603.26
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	19,449.31	19,449.31		19,449.31	—	—	19,449.31
Repairs & Maintenance	2,388.66	2,388.66		2,388.66	—	—	2,388.66
Roadgard	—	—		—	—	—	—
Seminars & Meetings	33.33	33.33		33.33	—	—	33.33
Taxes & Licenses	1,722.16	1,722.16		1,722.16	—	—	1,722.16
Telephone	9,540.31	9,540.31		9,540.31	—	—	9,540.31
Temporary Agency Staff	—	—		—	—	—	—
Travel	1,104.12	1,104.12		1,104.12	—	—	1,104.12
Utilities	3,872.14	3,872.14		3,872.14	—	—	3,872.14
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	340,237.34	181,877.14	158,360.20	181,877.14	158,360.20	—	340,237.34
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	80,851.08	80,851.08		80,851.08	—	—	80,851.08
Pre-Filing Prepays	—	—		—	—	—	—
Deposit to Lender	—	—		—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other	5,955.62	5,955.62		5,955.62	—	—	5,955.62

Total Other Cash Disbursements	512,935.79	354,575.59	158,360.20	354,575.59	158,360.20	—	512,935.79

TOTAL ALL CASH DISBURSEMENTS	1,344,834.95	1,186,474.75	158,360.20	1,186,474.75	158,360.20	—	1,344,834.95

	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13209
Covington Credit of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,389,203.67
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,389,203.67

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of GA		Case # 03-13209	Case No. 03-13209
Monthly Court Report for	May-05
FED ID#	58-1435012

	Consolidated Totals	Bank of Perry	Flag Financial Corp	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
		429068	0189003751
Beginning Cash Position	40,730.71	13,014.40	27,716.31	—	—	40,730.71	—	—	40,730.71

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	1,068,461.86	39,771.24	91,467.59	937,223.03		1,068,461.86	—	—	1,068,461.86
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	1,068,461.86	39,771.24	91,467.59	937,223.03	—	1,068,461.86	—	—	1,068,461.86

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	306,526.82	(44,174.24)	(101,279.58)	269,144.32	182,836.32	123,690.50	182,836.32	—	306,526.82
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	1,374,988.68	(4,403.00)	(9,811.99)	1,206,367.35	182,836.32	1,192,152.36	182,836.32	—	1,374,988.68

Cash Disbursements - Loans
						—
Loan Proceeds Checks	725,909.21			725,909.21		725,909.21			725,909.21
Expenses related to Loans	40,647.30			40,647.30		40,647.30			40,647.30

Subtotal - Loans	766,556.51	—	—	766,556.51	—	766,556.51	—	—	766,556.51

	—					—
	—					—
Cash Disbursements - Other	—					—
Advertising	14,230.14			14,230.14		14,230.14			14,230.14
Bank Charges	—			—		—	—	—	—
Claims Funding*	26,336.85			26,336.85		26,336.85			26,336.85
Company Auto	247.18			247.18		247.18	—	—	247.18
Computer Costs	966.20			966.20		966.20	—	—	966.20
Dues And Subscriptions	—			—		—	—	—	—
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	—			—		—	—	—	—
Fixed Assets	3,800.00			3,800.00		3,800.00	—	—	3,800.00
Forms & Printing	4,073.75			4,073.75		4,073.75	—	—	4,073.75
Insurance	202.43			202.43		202.43	—	—	202.43
Meals & Entertainment	1,745.50			1,745.50		1,745.50	—	—	1,745.50
Miscellaneous	1,575.05			1,575.05		1,575.05	—	—	1,575.05
Office Expense	1,416.35			1,416.35		1,416.35	—	—	1,416.35
Postage	3,486.87			3,486.87		3,486.87	—	—	3,486.87
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	2,853.26			2,853.26		2,853.26	—	—	2,853.26
Professional Fees-Ordinary Course	—			—		—	—	—	—
Rent	25,202.25			25,202.25		25,202.25	—	—	25,202.25
Repairs & Maintenance	2,683.67			2,683.67		2,683.67	—	—	2,683.67
Roadgard	—			—		—	—	—	—
Seminars & Meetings	814.44			814.44		814.44	—	—	814.44
Taxes & Licenses	5,649.62			5,649.62		5,649.62	—	—	5,649.62
Telephone	15,488.24			15,488.24		15,488.24	—	—	15,488.24
Temporary Agency Staff	—			—		—	—	—	—
Travel	4,856.58			4,856.58		4,856.58	—	—	4,856.58
Utilities	4,955.92			4,955.92		4,955.92	—	—	4,955.92
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	378,289.38			195,453.06	182,836.32	195,453.06	182,836.32	—	378,289.38
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	—			—		—	—	—	—
Voyager Payment	121,118.41			121,118.41		121,118.41	—	—	121,118.41
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	2,655.07			2,655.07		2,655.07	—	—	2,655.07

Total Other Cash Disbursements	622,647.16	—	—	439,810.84	182,836.32	439,810.84	182,836.32	—	622,647.16

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,389,203.67	—	—	1,206,367.35	182,836.32	1,206,367.35	182,836.32	—	1,389,203.67

	26,515.72	8,611.40	17,904.32	—	—	26,515.72	—	—	26,515.72

Book Balance per bank rec.	26,515.72	8,611.40	17,904.32

In re:	Case No.	03-13206
Southern Finance of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	894,150.20
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$894,150.20

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance of TN		Case # 03-13206	Case No. 03-13206
Monthly Court Report for	May-05
FED ID#	62-1618281

	Consolidated Totals	Peoples 5003363	Union Planters 3600381309	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Tennessee 103193515	Operating	Payroll	Other	Total
Beginning Cash Position	142,210.97	15,684.84	25,355.61	—	—	101,170.52	142,210.97	—	—	142,210.97

	—						—	—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	822,503.41	38,211.21	11,846.77	174,970.73		597,474.70	822,503.41	—	—	822,503.41
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	822,503.41	38,211.21	11,846.77	174,970.73	—	597,474.70	822,503.41	—	—	822,503.41

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	101,927.69	(43,302.84)	(26,010.40)	604,638.93	114,540.54	(547,938.54)	(12,612.85)	114,540.54	—	101,927.69
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	924,431.10	(5,091.63)	(14,163.63)	779,609.66	114,540.54	49,536.16	809,890.56	114,540.54	—	924,431.10

							—
Cash Disbursements - Loans							—
							—
Loan Proceeds Checks	537,536.10			537,536.10			537,536.10			537,536.10
Expenses related to Loans	32,233.70			32,233.70			32,233.70			32,233.70

Subtotal - Loans	569,769.80	—	—	569,769.80	—	—	569,769.80	—	—	569,769.80

							—
							—
Cash Disbursements - Other							—
Advertising	8,748.06			8,748.06			8,748.06			8,748.06
Bank Charges	—		—	—			—	—	—	—
Claims Funding*	6,844.73			6,844.73			6,844.73			6,844.73
Company Auto	120.80			120.80			120.80	—	—	120.80
Computer Costs	236.08			236.08			236.08	—	—	236.08
Dues And Subscriptions	—			—			—	—	—	—
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	11,359.67			11,359.67			11,359.67	—	—	11,359.67
Forms & Printing	6,098.78			6,098.78			6,098.78	—	—	6,098.78
Insurance	157.27			157.27			157.27	—	—	157.27
Meals & Entertainment	1,511.63			1,511.63			1,511.63	—	—	1,511.63
Miscellaneous	654.20			654.20			654.20	—	—	654.20
Office Expense	436.36			436.36			436.36	—	—	436.36
Postage	2,117.87			2,117.87			2,117.87	—	—	2,117.87
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	2,023.29			2,023.29			2,023.29	—	—	2,023.29
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	21,598.04			21,598.04			21,598.04	—	—	21,598.04
Repairs & Maintenance	1,615.48			1,615.48			1,615.48	—	—	1,615.48
Roadgard	—			—			—	—	—	—
Seminars & Meetings	270.00			270.00			270.00	—	—	270.00
Taxes & Licenses	—			—			—	—	—	—
Telephone	10,263.13			10,263.13			10,263.13	—	—	10,263.13
Temporary Agency Staff	—			—			—	—	—	—
Travel	4,459.27			4,459.27			4,459.27	—	—	4,459.27
Utilities	3,105.52			3,105.52			3,105.52	—	—	3,105.52
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	242,152.00			127,611.46	114,540.54		127,611.46	114,540.54	—	242,152.00
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
Other	608.22			608.22			608.22	—	—	608.22

Total Other Cash Disbursements	324,380.40	—	—	209,839.86	114,540.54	—	209,839.86	114,540.54	—	324,380.40

							—

TOTAL ALL CASH DISBURSEMENTS	894,150.20	—	—	779,609.66	114,540.54	—	779,609.66	114,540.54	—	894,150.20

	172,491.87	10,593.21	11,191.98	—	—	150,706.68	172,491.87	—	—	172,491.87

Book Balance per bank rec.	172,491.87	10,593.21	11,191.98			150,706.68

In re:	Case No.	03-13205
Southern Management Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	599,434.72
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$599,434.72

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp		Case No. 03-13205	Case No. 03-13205
Monthly Court Report for	May-05
FED ID#	57-0997623

	Consolidated Totals	BB&T DEBIT CARD ACCT	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(837,968.86)	101,489.62	402,851.37	(1,201,384.97)	(140,924.88)	(837,968.86)	—	—	(837,968.86)

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	1,584,761.69		1,584,761.69		—	1,584,761.69	—	—	1,584,761.69
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	163.43	163.43				163.43	—	—	163.43

SUBTOTAL	1,584,925.12	163.43	1,584,761.69	—	—	1,584,925.12	—	—	1,584,925.12

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(877,829.73)		(1,600,062.95)	517,451.74	204,781.48	(1,082,611.21)	204,781.48	—	(877,829.73)
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	707,095.39	163.43	(15,301.26)	517,451.74	204,781.48	502,313.91	204,781.48	—	707,095.39

Cash Disbursements - Loans
Loan Proceeds Checks	—					—
Expenses related to Loans	—			—		—			—

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other	—					—
Advertising	16,155.51			16,155.51		16,155.51			16,155.51
Bank Charges	25,258.77			25,258.77		25,258.77	—	—	25,258.77
Claims Funding*	72,997.19			72,997.19		72,997.19			72,997.19
Company Auto	2,275.35			2,275.35		2,275.35	—	—	2,275.35
Computer Costs	5,341.62			5,341.62		5,341.62	—	—	5,341.62
Dues And Subscriptions	745.00			745.00		745.00	—	—	745.00
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	3,223.88			3,223.88		3,223.88	—	—	3,223.88
Fixed Assets	—			—		—	—	—	—
Forms & Printing	22,362.37			22,362.37		22,362.37	—	—	22,362.37
Insurance	216.10			216.10		216.10	—	—	216.10
Meals & Entertainment	1,102.91			1,102.91		1,102.91	—	—	1,102.91
Miscellaneous	22,130.24			22,130.24		22,130.24	—	—	22,130.24
Office Expense	960.05			960.05		960.05	—	—	960.05
Postage	8,686.96			8,686.96		8,686.96	—	—	8,686.96
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	257.49			257.49		257.49	—	—	257.49
Professional Fees-Ordinary Course	12,258.35			12,258.35		12,258.35	—	—	12,258.35
Rent	20,351.13			20,351.13		20,351.13	—	—	20,351.13
Repairs & Maintenance	—			—		—	—	—	—
Roadgard	—			—		—	—	—	—
Seminars & Meetings	169.00			169.00		169.00	—	—	169.00
Taxes & Licenses	1,058.25			1,058.25		1,058.25	—	—	1,058.25
Telephone	8,315.39			8,315.39		8,315.39	—	—	8,315.39
Temporary Agency Staff	8,902.00			8,902.00		8,902.00	—	—	8,902.00
Travel	11,169.24			11,169.24		11,169.24	—	—	11,169.24
Utilities	—			—		—	—	—	—
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	304,480.52			182,254.99	122,225.53	182,254.99	122,225.53	—	304,480.52
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	41,014.39			41,014.39		41,014.39	—	—	41,014.39
Voyager Payment	—			—		—	—	—	—
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	10,003.01			10,003.01		10,003.01	—	—	10,003.01

Total Other Cash Disbursements	599,434.72	—	—	477,209.19	122,225.53	477,209.19	122,225.53	—	599,434.72

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	599,434.72	—	—	477,209.19	122,225.53	477,209.19	122,225.53	—	599,434.72

	(730,308.19)	101,653.05	387,550.11	(1,161,142.42)	(58,368.93)	(812,864.14)	82,555.95	—	(730,308.19)

Book Balance per bank rec.	(730,308.17)	101,653.05	387,550.13	(1,161,142.42)	(58,368.93)
	0.02	—		—
			0.02

In re:	Case No.	03-13207
Southern Financial Management, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management - Dormant		Case # 03-13207	Case No. 03-13207
Monthly Court Report for	May-05
FED ID#	57-1013036

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers		—	—		—	—	—		—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13213
Covington Credit of Louisiana, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management - Lousiana - InActive		Case # 03-13210	Case No. 03-13210
Monthly Court Report for	May-05
FED ID#	57-1096371

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans
Subtotal - Loans	—	—	—	—	—	—		—	—	—	—
Cash Disbursements - Other
Advertising
Bank Charges	—			—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs	—			—				—	—	—	—
Dues And Subscriptions	—			—				—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13182-0 3- 13213
THE THAXTON GROUP	Jointly Administered

	Reporting Period	May-05

SEE ATTACHED FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of account recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues
Less: Returns and Allowances

Net Revenue	$0.00	$0.00

COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach Schedule)
Less: Ending Inventory
Cost of Goods Sold	$0.00	$0.00

Gross Profit	$0.00	$0.00

OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Program
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Salaries/Commissions/Fees
Supplies
Taxes-Payroll
Taxes-Real Estate
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation	$0.00	$0.00

Net Profit(Loss) Before Other Income & Expenses	$0.00	$0.00

OTHER INCOME AND EXPENSE
Other Income (attach schedule)
Interest Income
Other Expense (attach schedule)

Net Profit (Loss) Before Reorganization Items	$0.00	$0.00

REORGANIZATION ITEMS
Professional Fees
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11(see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses	$0.00	$0.00
Income Taxes
Net Profit (Loss)	$0.00	$0.00

*“Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 2

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	May-05

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER CATEGORY	Month	Cumulative Filing to Date
Other Costs

Total Other Costs	$0.00	$0.00

Other Operational Expenses

Total Other Operational Costs	$0.00	$0.00

Other Income

Total Other Income	$0.00	$0.00

Other Expenses

Total Other Expenses	$0.00	$0.00

Other Reorganization Expenses

Total Other Reorganization Expenses	$0.00	$0.00

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 1 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Form Mor-2 (Con’t)

The Thaxton Group

MTD Income Statement

5/31/2005

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued TICO	Total Company
Net Interest Income
Interest Income	—	—	—	2,943,119	—	—	2,943,119	73.6%	—	2,943,119	73.7%
I/B Income	—	—	—	—	—	—	—	0.0%	4,731	4,731	0.1%
Fee Income	—	—	—	448,864	—	—	448,864	11.2%	—	448,864	11.2%
Late Charges	—	—	—	214,236	—	—	214,236	5.4%	—	214,236	5.4%

Total Interest Income	—	—	—	3,606,218	—	—	3,606,218	90.2%	4,731	3,610,950	90.5%
Interest Expense	—	—	—	117,562	262,037	—	379,599	9.5%	1,015	380,615	9.5%

Net Interest Income	—	—	—	3,488,656	(262,037)	—	3,226,619	80.7%	3,716	3,230,335	80.9%
Provision for Loan Losses
P&L Recoveries	—	—	—	(55,578)	—	—	(55,578)	-1.4%	(20,156)	(75,735)	-1.9%
Reserves	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Cash	—	—	—	709,617	—	—	709,617	17.7%	—	709,617	17.8%

Total Provision	—	—	—	654,039	—	—	654,039	16.4%	(20,156)	633,882	15.9%
Net Interest included Provision	—	—	—	2,834,617	(262,037)	—	2,572,580		23,873	2,596,453
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	356,863	—	—	356,863	8.9%	11,882	368,745	9.2%
Insurance Commissions	—	—	—	(29,128)	—	—	(29,128)	-0.7%	—	(29,128)	-0.7%
Earned Insurance	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	—	26,539	—	—	26,539	0.7%	—	26,539	0.7%
Other Income	—	—	—	268	38,795	—	39,063	1.0%	(24,182)	14,881	0.4%

Total Direct Income	—	—	—	354,542	38,795	—	393,337	9.8%	(12,300)	381,037	9.5%
Total Revenue	—	—	—	3,960,760	38,795	—	3,999,555	100.0%	(7,569)	3,991,986	100.0%

Expenses
Personnel
Salaries & Wages	—	—	—	1,265,754	77,105	—	1,342,859	33.6%	—	1,342,859	33.6%
Commissions/Bonus	—	—	—	281,437	43,500	—	324,937	8.1%	—	324,937	8.1%
Benefits	—	—	—	106,893	2,210	—	109,102	2.7%	—	109,102	2.7%
Taxes	—	—	—	143,394	6,436	—	149,830	3.7%	—	149,830	3.8%
Other	—	—	—	12,669	1,070	—	13,739	0.3%	—	13,739	0.3%

Total Personnel	—	—	—	1,810,146	130,321	—	1,940,467	48.5%	—	1,940,467	48.6%
Building
Rent	—	—	—	183,628	5,219	—	188,846	4.7%	—	188,846	4.7%
Utilities	—	—	—	32,229	265	—	32,493	0.8%	(153)	32,340	0.8%
Depreciation	—	—	—	55,443	20,075	—	75,517	1.9%	9,796	85,314	2.1%
Other	—	—	—	9,536	—	—	9,536	0.2%	—	9,536	0.2%

Total Building	—	—	—	280,835	25,558	—	306,393	7.7%	9,643	316,037	7.9%
Telecommunications
Telephone	—	—	—	82,863	194	—	83,057	2.1%	—	83,057	2.1%
Computers	1,150	—	—	2,532	3,463	—	7,145	0.2%	—	7,145	0.2%
Office Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Total Telecommunications	1,150	—	—	85,395	3,657	—	90,202	2.3%	—	90,202	2.3%
Advertising	—	—	—	134,150	(20,597)	—	113,553	2.8%	—	113,553	2.8%
Reinsurance Claims Expense	—	—	—	(14,905)	—	—	(14,905)	-0.4%	18,163	3,257	0.1%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	7,842	7,842	0.2%
Professional Fees	—	—	—	36,635	39,200	—	75,836	1.9%	—	75,836	1.9%
Collection Expense	—	—	—	1,088	—	—	1,088	0.0%	1,672	2,760	0.1%
Travel	—	—	—	87,239	165	—	87,404	2.2%	—	87,404	2.2%
Office Expense	—	—	—	100,916	1,151	—	102,067	2.6%	32	102,099	2.6%
Entertainment	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Amortization	—	—	—	12,309	—	—	12,309	0.3%	—	12,309	0.3%
Taxes & Licenses	—	—	—	32,417	838	—	33,256	0.8%	—	33,256	0.8%
Other	—	—	—	51,933	(9,832)	—	42,100	1.1%	(14,123)	27,978	0.7%

Total Other Expense	—	—	—	197,575	(7,843)	—	189,732	4.7%	(14,090)	175,641	4.4%

Total Direct Expense	1,150	—	—	3,389,759	432,499	—	3,823,408	95.6%	4,089	3,827,497	95.9%
Allocated Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Net Income Before Restructure	(1,150)	—	—	571,001	(393,704)	—	176,147	4.4%	(11,657)	164,490	4.1%
Restructuring Expenses	—	—	—	—	2,073,314	—	2,073,314	51.8%	—	2,073,314	51.9%

Net Income After Restructure	(1,150)	—	—	571,001	(2,467,018)	—	(1,897,167)		(11,657)	(1,908,824)
Income Tax (34%)	—	—	—	220,521	—	—	220,521	5.5%	—	220,521	5.5%

Net Income	(1,150)	—	—	350,481	(2,467,018)	—	(2,117,687)	-52.9%	(11,657)	(2,129,345)	-53.3%

The Thaxton Group

YTD Income Statement

For Period October 17, 2003 thru May 31, 2005

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued Ops TICO	Total Company
Net Interest Income
Interest Income	365,619	12,926	—	60,264,376	36	—	60,642,957	67.9%	10,166,085	70,809,042	82.5%
I/B Income	—	—	—	—	—	—	—	0.0%	3,648,175	3,648,175	4.2%
Fee Income	226,383	105,384	—	6,803,618	—	—	7,135,385	8.0%	51,566	7,186,951	8.4%
Late Charges	149,281	—	—	4,632,221	—	—	4,781,502	5.4%	1,064,348	5,845,850	6.8%

Total Interest Income	741,283	118,310	—	71,700,215	36	—	72,559,844	81.3%	14,930,174	87,490,018	101.9%
Interest Expense	113,794	52,912	0	3,159,508	4,156,137	—	7,482,351	8.4%	3,243,545	10,725,896	12.5%

Net Interest Income	627,489	65,398	(0)	68,540,707	(4,156,101)	—	65,077,493	72.9%	11,686,629	76,764,122	89.4%
Provision for Loan Losses
P&L Recoveries	(9,385)	(110)	—	(873,097)	—	—	(882,592)	-1.0%	(2,505,667)	(3,388,259)	-3.9%
Reserves	—	(20,000)	—	(757,293)	—	—	(777,293)	-0.9%	(7,657,559)	(8,434,852)	-9.8%
Cash	557,239	64,134	4,612	19,569,808	—	—	20,195,793	22.6%	21,303,124	41,498,917	48.3%

Total Provision	547,854	44,024	4,612	17,939,419	—	—	18,535,908	20.8%	11,139,899	29,675,807	34.6%
Net Interest included Provision	79,635	21,375	(4,612)	50,601,288	(4,156,101)	—	46,541,585		546,730	47,088,315
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	9,464,078	—	—	9,464,078	10.6%	1,495,421	10,959,498	12.8%
Insurance Commissions	—	—	3,223,179	(1,178,362)	—	—	2,044,817	2.3%	79,011	2,123,828	2.5%
Earned Insurance	—	—	—	—	—	—	—	0.0%	382,122	382,122	0.4%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	896	536,914	—	—	537,810	0.6%	—	537,810	0.6%
Other Income	—	256,832	2,040,050	1,609,447	782,733	—	4,689,062	5.3%	(20,308,076)	(15,619,014)	-18.2%

Total Direct Income	—	256,832	5,264,125	10,432,076	782,733	—	16,735,766	18.7%	(18,351,522)	(1,615,756)	-1.9%
Total Revenue	741,283	375,142	5,264,125	82,132,291	782,770	—	89,295,610	100.0%	(3,421,348)	85,874,262	100.0%

Expenses
Personnel
Salaries & Wages	86,164	172,532	1,557,993	23,443,094	1,700,763	—	26,960,546	30.2%	5,116,963	32,077,509	37.4%
Commissions/Bonus	—	58,213	366,715	3,905,351	302,445	—	4,632,723	5.2%	481,502	5,114,225	6.0%
Benefits	6,989	12,842	142,412	2,484,746	79,450	—	2,726,438	3.1%	451,031	3,177,469	3.7%
Taxes	6,914	15,553	159,820	2,567,630	158,483	—	2,908,400	3.3%	576,977	3,485,377	4.1%
Other	—	—	66,338	182,641	81,411	—	330,390	0.4%	130,139	460,528	0.5%

Total Personnel	100,067	259,140	2,293,278	32,583,462	2,322,551	—	37,558,497	42.1%	6,756,611	44,315,108	51.6%
Building
Rent	392	9,889	184,677	3,258,107	216,564	—	3,669,629	4.1%	865,968	4,535,597	5.3%
Utilities	—	216	40,071	728,889	42,162	—	811,338	0.9%	152,785	964,123	1.1%
Depreciation	40,494	2,445	84,488	1,190,956	322,326	—	1,640,710	1.8%	563,408	2,204,118	2.6%
Other	428	257	—	290,639	12,079	—	303,403	0.3%	109,340	412,742	0.5%

Total Building	41,314	12,806	309,236	5,468,591	593,132	—	6,425,079	7.2%	1,691,501	8,116,580	9.5%
Telecommunications
Telephone	6,010	6,411	89,222	1,632,624	164,960	—	1,899,227	2.1%	393,284	2,292,511	2.7%
Computers	24,981	3,315	80,347	487,693	231,450	—	827,785	0.9%	367,395	1,195,180	1.4%
Office Expense	866	415	16,583	350,964	23,580	—	392,408	0.4%	91,889	484,297	0.6%
Other	—	—	(551)	—	—	—	(551)	0.0%	700	149	0.0%

Total Telecommunications	31,857	10,141	185,601	2,471,281	419,989	—	3,118,869	3.5%	853,267	3,972,136	4.6%
Advertising	—	113	43,816	2,329,512	4,720	—	2,378,161	2.7%	163,791	2,541,951	3.0%
Reinsurance Claims Expense	—	—	—	1,236,568	—	—	1,236,568	1.4%	1,498,649	2,735,217	3.2%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	384,603	384,603	0.4%
Professional Fees	2,386	9,408	36,482	464,239	25,858,931	—	26,371,446	29.5%	95,621	26,467,067	30.8%
Collection Expense	1,860	51	—	35,676	—	—	37,587	0.0%	675,901	713,488	0.8%
Travel	—	6,620	24,540	1,640,217	126,116	—	1,797,494	2.0%	207,618	2,005,112	2.3%
Office Expense	23,071	3,158	52,550	1,949,855	219,587	—	2,248,221	2.5%	485,968	2,734,188	3.2%
Entertainment	—	68	—	110,465	35	—	110,569	0.1%	126	110,695	0.1%
Amortization	—	—	101,806	258,203	—	—	360,009	0.4%	12,568,082	12,928,091	15.1%
Taxes & Licenses	5,636	3,405	20,599	459,254	69,434	—	558,328	0.6%	201,114	759,442	0.9%
Other	1,326	29,298	567,361	2,148,410	124,629	—	2,871,024	3.2%	2,192,089	5,063,114	5.9%

Total Other Expense	30,033	35,930	742,315	4,926,188	413,685	—	6,148,151	6.9%	15,447,379	21,595,530	25.1%

Total Direct Expense	869,165	431,143	3,639,880	72,254,661	33,895,262	—	111,090,111	124.4%	42,158,384	153,248,496	178.5%
Allocated Expense	—	—	15,097	21,858	(79,452)	—	(42,497)	0.0%	42,497	0	0.0%

Net Income Before Taxes	(127,882)	(56,002)	1,609,148	9,855,772	(33,033,041)	—	(21,752,005)	-24.4%	(45,622,229)	(67,374,234)	-78.5%
Income Tax (34%)	—	—	66,684	3,576,390	5,598,039	—	9,241,112	10.3%	(6,674,996)	2,566,117	3.0%

Net Income	(127,882)	(56,002)	1,542,464	6,279,383	(38,631,080)	—	(30,993,117)	-34.7%	(38,947,233)	(69,940,350)	-81.4%

THE THAXTON GROUP MONTHLY OPERATING REPORT - May 2004	Income Statement YTD

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	May-05

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Current Assets
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)

Total Current Assets	$0.00	$0.00

Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation

Total Property and Equipment	$0.00	$0.00

Other Assets
Loans to Insiders*
Other Assets (attach schedule)

Total Other Assets	$0.00	$0.00

TOTAL ASSETS	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to Form Mor-4)
Wages Payable
Notes Payable
Rent /Leases- Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amount Due to Insiders*
Other Postpetition Liabilities (attach schedule)

Total Postpetition Liabilities	$0.00	$0.00

LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt

Total Pre-petition Liabilities	$0.00	$0.00

TOTAL LIABILITIES	$0.00	$0.00

Owner Equity
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Post-Petition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)

NET OWNER EQUITY	$0.00	$0.00

TOTAL LIABILITIES AND OWNERS’ EQUITY	$0.00	$0.00

* “Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 3

In re:	Case No.	03-13182-03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	May-05

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Other Current Assets

Total Other Current Assets	$0.00	$0.00

Other Assets

Total Other Assets	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
Other Postpetition Liabilities

Total Other Postpetition Liabilities	$0.00	$0.00

Adjustments to Owner Equity

Total Adjustments to Owner Equity	$0.00	$0.00

Postpetition Contributions (Distributions) (Draws)

Total Postpetition Contributions (Distributions) (Draws)	$0.00	$0.00

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.	Form Mor - 3 (Con’t)

The Thaxton Group

Balance Sheet

5/31/2005

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	Total Continuing Ops	Discontinued Operations		Total Disc. Ops	Total Company
								TICO	Reinsurance
Assets
Cash/Investments	(5,583)	—	—	935,170	23,800,514	—	24,730,101	(38,086)	—	(38,086)	24,692,015
Restricted Cash	—	—	—	—	12,196,688	—	12,196,688	—	—	—	12,196,688
Finance Receivables, GROSS	—	—	—	67,466,009	—	—	67,466,009	524,320	—	524,320	67,990,329
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	—	—	—	—	—
Unearned Interest	—	—	—	(11,767,370)	—	—	(11,767,370)	(6)	—	(6)	(11,767,376)
Loss Reserve	—	—	—	(8,996,784)	(25,000)	—	(9,021,784)	(599,755)	—	(599,755)	(9,621,538)
Unearned Insurance	—	—	—	(801,771)	—	—	(801,771)	(1,996,230)	(408,374)	(2,404,603)	(3,206,374)
Dealer Holdback	—	—	—	—	—	—	—	—	—	—	—
Premises and Equipment, GROSS	—	—	—	6,724,096	498,627	—	7,222,723	419,242	—	419,242	7,641,965
Accumulated Depreciation	—	—	—	(5,118,588)	(399,388)	—	(5,517,976)	(338,666)	—	(338,666)	(5,856,642)
Accounts Receivable	73,260	—	(102)	39,539	4,378,400	—	4,491,097	1,161,463	(3,026,837)	(1,865,374)	2,625,723
Repossessed Automobiles	—	—	—	—	—	—	—	116,145	—	116,145	116,145
Intercompany Balance	568,488	57,761	(3,413,149)	(30,083,644)	75,944,700	(6,248,675)	36,825,481	(46,413,571)	9,588,090	(36,825,481)	0
Goodwill	—	—	—	18,187,201	—	—	18,187,201	—	—	—	18,187,201
Other Intangible Assets	—	—	—	278	—	—	278	—	—	—	278
Accumulated Amortization	—	—	—	(335,110)	—	—	(335,110)	—	—	—	(335,110)
Memo Assets	—	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,160,920	(12,160,920)	—	(900)	—	(900)	(900)
DAC Commissions	—	—	—	—	—	—	—	—	144,872	144,872	144,872
Prepaid Assets	—	—	—	938,096	17,534	—	955,631	25,449	—	25,449	981,080
Other Assets	—	—	—	686,349	142,365	—	828,714	11,696	70,729	82,425	911,138

Total Assets	636,165	57,761	(3,413,251)	37,873,471	128,715,361	(18,409,595)	145,459,912	(47,128,899)	6,368,480	(40,760,419)	104,699,492

Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,571,301	—	2,572,810	32,347	—	32,347	2,605,157
Notes Payable	—	—	67,738	—	39,824,703	—	39,892,441	—	—	—	39,892,441
Subordinated Notes Payable	—	—	—	—	120,905,289	—	120,905,289	1,896,058	—	1,896,058	122,801,348
Accounts Payable	4,236	1,509	13,541	494,918	45,935	—	560,139	493,774	326,951	820,725	1,380,864
Employee Savings	—	—	—	—	1,060,395	—	1,060,395	—	—	—	1,060,395
Income Taxes Payable	—	—	—	2,223,112	(4,600)	—	2,218,512	—	124,370	124,370	2,342,882
Claims Reserves	—	—	—	—	—	—	—	—	217,396	217,396	217,396
Accrued Liabilities - Other	2,334	—	—	2,063,261	80,016	—	2,145,611	29,159	8,171	37,330	2,182,942
Other Liabilities	296,174	—	—	52,478	41,261	—	389,913	40,969	140,089	181,058	570,970

Total Liabilities	302,744	1,509	82,789	4,833,769	164,524,300	—	169,745,111	2,492,307	816,977	3,309,284	173,054,395

Stockholders’ Equity

Preferred Stock	—	—	408,332	—	8,804	(408,332)	8,804	—	—	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	68,670	—	—	—	68,670
Additional Paid in Capital	851,000	—	800,000	1,768,585	8,835,246	(3,419,685)	8,835,146	—	—	—	8,835,146
Dividends	—	—	—	(1,078,197)	(443,873)	1,079,297	(442,773)	—	—	—	(442,773)
Retained Earnings	(519,190)	56,252	(4,704,772)	32,960,517	(34,001,849)	(18,010,334)	(24,219,377)	(50,042,021)	5,106,090	(44,935,931)	(69,155,308)
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	(23,388)	—	—	1,763,656	(10,275,938)	—	(8,535,670)	420,815	445,413	866,228	(7,669,442)

Total Stockholders’ Equity	333,421	56,252	(3,496,040)	33,039,702	(35,808,938)	(18,409,595)	(24,285,199)	(49,621,206)	5,551,503	(44,069,703)	(68,354,902)
Total Liabilities & Stockholders’ Equity	636,165	57,761	(3,413,251)	37,873,471	128,715,361	(18,409,595)	145,459,912	(47,128,899)	6,368,480	(40,760,419)	104,699,492

The Thaxton Group

Balance Sheet

10/17/2003

									NONE BANKRUPTCY
	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	TICO	Total	Reinsurance	Total Company
Assets

Cash	(371,234)	(37,104)	(116,373)	1,398,695	21,369,308	—	(953,205)	21,290,087	—	21,290,087
Investments/Restricted Cash	—	—	—	—	12,107,856	—	—	12,107,856	—	12,107,856
Finance Receivables, GROSS	4,190,018	1,474,512	—	77,545,790	—	—	134,271,101	217,481,421	—	217,481,421
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	2,362,384	2,362,384	—	2,362,384
Unearned Interest	(121,109)	—	—	(13,237,418)	—	—	(16,526,612)	(29,885,139)	—	(29,885,139)
Loss Reserve	(300,000)	(200,000)	—	(5,317,281)	(25,000)	—	(7,747,043)	(13,589,324)	—	(13,589,324)
Unearned Insurance	—	—	—	(2,906,735)	—	—	(742,857)	(3,649,592)	(5,332,163)	(8,981,755)
Dealer Holdback	—	—	—	—	—	—	(2,225,806)	(2,225,806)	—	(2,225,806)
Premises and Equipment, GROSS	206,231	71,891	1,154,498	6,841,533	1,111,796	—	4,888,186	14,274,134	—	14,274,134
Accumulated Depreciation	(165,736)	(68,396)	(974,034)	(4,162,508)	(580,712)	—	(3,647,530)	(9,598,916)	—	(9,598,916)
Accounts Receivable	—	—	163,208	399,412	4,347	—	35,193	602,160	—	602,160
Repossessed Automobiles	—	—	—	—	—	—	404,107	404,107	—	404,107
Intercompany Balance	(3,042,529)	(964,230)	(6,423,721)	(49,993,378)	193,510,864	(6,248,675)	(140,136,058)	(13,297,726)	13,297,726	0
Goodwill	348,938	—	353,379	17,749,087	—	—	13,499,015	31,950,419	—	31,950,419
Other Intangible Assets	—	—	2,030,601	2,979	—	—	—	2,033,580	—	2,033,580
Accumulated Amortization	(220,994)	—	(1,153,028)	—	—	—	(1,047,922)	(2,421,944)	—	(2,421,944)
Memo Assets	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,060,920	(12,060,920)	—	—	—	—
Other Assets	7,718	4,977	233,732	1,751,338	3,111,348	—	529,260	5,638,374	1,432,748	7,071,122

Total Assets	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

Liabilities & Stockholders’ Equity

Liabilities
Accrued Interest Payable	—	—	1,510	—	2,474,901	—	—	2,476,411	—	2,476,411
Notes Payable	—	—	—	—	110,000,000	—	—	110,000,000	—	110,000,000
Subordinated Notes Payable	—	—	67,738	—	122,845,473	—	—	122,913,211	—	122,913,211
Accounts Payable	59,727	9,007	103,518	1,838,520	165,486	—	155,723	2,331,980	7,904	2,339,884
Employee Savings	—	—	—	—	1,060,128	—	—	1,060,128	—	1,060,128
Income Taxes Payable	17,275	23,343	3,090	1,021,349	(4,483,140)	—	(3,496,515)	(6,914,597)	—	(6,914,597)
Other Liabilities	53,245	131,135	(501)	2,998,721	404,568	—	480,499	4,067,667	1,040,409	5,108,076

Total Liabilities	130,247	163,485	175,355	5,858,590	232,467,416	—	(2,860,294)	235,934,799	1,048,313	236,983,112

Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	—	8,804	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	—	68,670	—	68,670
Additional Paid in Capital	751,000	—	800,000	1,768,685	8,835,246	(3,319,685)	—	8,835,246	—	8,835,246
Dividends	—	—	(1,100)	(1,078,197)	(443,873)	1,079,297	—	(443,873)	—	(443,873)
Retained Earnings	(403,733)	79,261	(6,190,240)	24,195,048	2,280,943	(18,010,334)	(7,252,037)	(5,301,092)	7,252,037	1,950,945
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	28,789	38,904	75,515	1,702,249	(546,480)	—	(6,925,457)	(5,626,479)	1,097,961	(4,528,518)

Total Stockholders’ Equity	401,056	118,165	(4,907,093)	24,212,925	10,203,312	(18,309,595)	(14,177,493)	(2,458,723)	8,349,998	5,891,275

Total Liabilities & Stockholders’ Equity	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

	Reporting Period	May 31, 2005

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reportin period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal*
Withholding	0	$140,580.62	$140,580.62	Bi-Weekly	EFT	0
FICA-Employee	0	$88,116.33	$88,116.33	Bi-Weekly	EFT	0
FICA-Employer	0	$128,023.98	$128,023.98	Bi-Weekly	EFT	0
Unemployment	0	$1,896.83	$1,896.83	Bi-Weekly	EFT	0
Income	0
Other:	0
Corp Taxes

Total Federal Taxes	$0.00	$358,617.76	$358,617.76	$0.00		$0.00

State and Local
Withholding	0	$42,069.65	$42,069.65	Bi-Weekly		0
Sales	0	$—		None
Excise	0			N/A
Unemployment	0	$—	$—	Bi-Weekly		0
Real Property	0	$820.17	$820.17
Personal Property		2,291.29	$2,291.29
Other:	0	13,255.55	$13,255.55			0

Total State and Local Taxes	$0.00	$58,436.66	$58,436.66	$0.00		$0.00

TOTAL TAXES		$417,054.42	$417,054.42			$0.00

All payroll taxes debited from payroll account by ADP and remitted by ADP

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach Aged listing of Accounts Payable

	Number of Days Past Due
	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	0	0				0
Wages Payable - Accrued	0	0				0
Taxes Payable - Accrued	0	0				0
Rent/Leases - Building	0					0
Secured Debt/Adequate Protection Payments	0					0
Professional Fees	escrowed					0
Amounts Due to Insiders*	0					0
Other:	0					0
Other:	0					0
Other:	0					0

Total Postpetition Debts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* “Insider is defined in 11 U.S.C Section 101(31).	Form Mor-4

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP
Wachovia 2000014825402
Monthly Court Report for	May-05

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	MODERN REC	TICO-SC	TICO-TN	TICO-HQ	TICO PREMIUM	COMMERCIAL LENDING	THAXTON INSURANCE	CORPORATE
Beginning Cash Position	(44.64)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(44.64)

	0.00
	0.00
	0.00
	0.00

SUBTOTAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	88,316.02	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	30,509.79	0.00	0.00	0.00	57,806.23
Outstanding Checks - Adjustment	0.00
	0.00
	0.00
	0.00
	0.00

Total Cash Receipts and Transfers	88,316.02	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	30,509.79	0.00	0.00	0.00	57,806.23

Cash Disbursements
Advertising	0.00
Bank Charges	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Claims Funding*	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Company Auto	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Computer Costs	0.00
Dues And Subscriptions	0.00
Employee Reimbursements - collections exp	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Equipment Rental	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Fixed Assets	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Forms & Printing	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Insurance	0.00
Meals & Entertainment	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Miscellaneous	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Office Expense	0.00
Postage	0.00
Prepaid Expenses	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Prepaid Software ABS	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Professional Fees-Ordinary Course	0.00
Rent	0.00
Repairs & Maintenance	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Roadgard	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Seminars & Meetings	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Taxes & Licenses	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Telephone	0.00
Temporary Agency Staff	0.00
Travel	0.00
Utilities	0.00
Interest to Finova	0.00
Payroll Paid TTG	91,958.96	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	30,509.79	0.00	0.00	0.00	61,449.17
Employee Witholding of Insurance/etc	(3,642.94)														(3,642.94)
Restructuring Officer	0.00
Insurance Renewal	0.00
Voyager Payment	0.00
Pre-Filing Prepays	0.00
Deposit to Lender	0.00
US Trustee	0.00
Bankruptcy Professionals	0.00
Other	0.00
	0.00
	0.00
	0.00
	0.00
	0.00

	88,316.02	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	30,509.79	0.00	0.00	0.00	57,806.23

	(44.64)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(44.64)

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP Wachovia 2000014825402	Case No. 01-10571
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	0.00	(44.64)	0.00	(44.64)

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

SUBTOTAL	0.00	0.00	0.00	0.00

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	0.00	88,316.02	0.00	88,316.02
Outstanding Checks - Adjustment	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

Total Cash Receipts and Transfers	0.00	88,316.02	0.00	88,316.02

Cash Disbursements
Advertising	0.00	0.00	0.00	0.00
Bank Charges	0.00			0.00
Claims Funding*	0.00			0.00
Company Auto	0.00			0.00
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp	0.00			0.00
Equipment Rental	0.00			0.00
Fixed Assets	0.00			0.00
Forms & Printing	0.00			0.00
Insurance	0.00			0.00
Meals & Entertainment	0.00			0.00
Miscellaneous	0.00			0.00
Office Expense	0.00			0.00
Postage	0.00			0.00
Prepaid Expenses	0.00			0.00
Prepaid Software ABS	0.00			0.00
Professional Fees-Ordinary Course	0.00			0.00
Rent	0.00			0.00
Repairs & Maintenance	0.00			0.00
Roadgard	0.00			0.00
Seminars & Meetings	0.00			0.00
Taxes & Licenses	0.00			0.00
Telephone	0.00			0.00
Temporary Agency Staff	0.00	0.00		0.00
Travel	0.00	0.00		0.00
Utilities	0.00	0.00		0.00
Interest to Finova	0.00			0.00
Payroll Paid TTG	0.00	91,958.96		91,958.96
Employee Witholding of Insurance/etc	0.00	(3,642.94)		(3,642.94)
Restructuring Officer	0.00			0.00
Insurance Renewal	0.00			0.00
Voyager Payment	0.00			0.00
Pre-Filing Prepays	0.00			0.00
Deposit to Lender	0.00			0.00
US Trustee	0.00			0.00
Bankruptcy Professionals	0.00			0.00
Other	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00	0.00		0.00
	0.00			0.00

	0.00	88,316.02	0.00	88,316.02

	0.00	(44.64)	0.00	(44.64)

PAYROLL - THE THAXTON GROUP

	Period Ending 5/13/2005	Period Ending 5/27/2005	Period Ending	Total
Corporate
Salary expense	$15,147.07	$15,147.07	$—	$30,294.14
FICA/FUTA/SUTA	$1,145.03	$3,172.52	$—	$4,317.55
401(k) match	$168.74	$168.74	$—	$337.48
Overtime	$—	$—		$—
Bonus	$—	$26,500.00		$26,500.00

Total	$16,460.84	$44,988.33	$—	$61,449.17
Tico Premium
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—

Total	$—	$—	$—	$—
				$—
Commercial Lending
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Commissions	$—	$—		$—

Total	$—	$—	$—	$—
Thaxton Insurance Group
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
Tico
Salary expense	$5,547.08	$5,547.08	$—	$11,094.16
FICA/FUTA/SUTA	$408.82	$1,709.33	$—	$2,118.15
401(k) match	$148.74	$148.74	$—	$297.48
Overtime	$—	$—	$—	$—
Commissions	$—	$—	$—	$—
Bonus	$—	$17,000.00	$—	$17,000.00

Total	$6,104.64	$24,405.15	$—	$30,509.79
Period Total	$22,565.48	$69,393.48	$—	$91,958.96
401(k) payable	$(1,315.15)	$(1,315.15)	$—	$(2,630.30)
Payable to reimbursement	$—	$—	$—	$—
Dental insurance	$(25.86)	$(25.86)	$—	$(51.72)
Cancer insurance	$(26.92)	$(26.92)	$—	$(53.84)
Life insurance	$(26.33)	$(26.33)	$—	$(52.66)
Contingent health liability	$(427.21)	$(427.21)	$—	$(854.42)
Tax/stale date adj	$—	$—		$—
Tax levy				$—
Advance		$—
Unidentified	$—
KERP	$—	$—
Company car	$—	$—	$—

	$20,744.01	$67,572.01	$—	$88,316.02
	$(1,821.47)	$(1,821.47)	$—	$(3,642.94)
				$—
				$—
Net Checks	$—	$—	$—	$—
Direct Deposits	$13,917.58	$14,137.99	$—	$28,055.57
Wage Garnishments	$—	$—	$—	$—
Federal Tax	$2,614.94	$11,716.91	$—	$14,331.85
EE SS Tax	$1,259.36	$3,956.51	$—	$5,215.87
ER SS Tax	$1,259.33	$3,956.53	$—	$5,215.86
EE Med Tax	$294.52	$925.32	$—	$1,219.84
ER Med Tax	$294.52	$925.32	$—	$1,219.84
State/local Tax	$1,103.76	$3,865.62	$—	$4,969.38
Futa	$—	$—		$—
Suta	$—	$—		$—
Adjustments	$—	$28,087.81	$—	$28,087.81

GRAND TOTAL	$20,744.01	$67,572.01	$—	$88,316.02

				$—
reconciliation	$—	$—	$—	$—
Accrual	$1,821.47	$1,821.47	$—	$3,642.94

PAYROLL - TICO

	Period Ending 5/13/2005	Period Ending 5/27/2005	Period Ending	Total
SC/VA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
AL
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
NC
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
GA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
OH
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
KY
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
MS
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
TN
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
Corp
Salary expense	$5,547.08	$5,547.08	$—	$11,094.16
FICA/FUTA/SUTA	$408.82	$1,709.33	$—	$2,118.15
401(k) match	$148.74	$148.74	$—	$297.48
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$17,000.00	$—	$17,000.00

Total	$6,104.64	$24,405.15	$—	$30,509.79
Modern
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—

Total	$—	$—	$—	$—
Period Total	$6,104.64	$24,405.15	$—	$30,509.79

THE THAXTON GROUP		Wachovia	#	2000014825703
Cash Disbursements for THAXTON INVESTMENT PAYROLL				2079900431038
Wachovia	May-05			540439122
Monthly Court Report for				2079900431041

	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(140,924.88)	—	—	—	—	—		(140,924.88)

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,462,722.10	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	204,781.48
Outstanding Checks	—					—
	—

Total Cash Receipts and Transfers	1,462,722.10	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	204,781.48

Cash Disbursements - Loans
Gross Wages	1,204,879.77	34,870.99	317,330.53	292,386.59	155,959.30	136,788.50	98,225.51	169,318.35
Federal Tax	126,248.77	2,969.19	33,493.70	35,909.34	15,758.59	11,913.65	12,023.02	14,181.28
SS Tax	82,900.46	2,525.82	22,930.68	20,297.57	10,904.86	9,742.25	7,241.66	9,257.62
Med Tax	20,130.33	590.72	5,475.00	5,090.88	2,550.36	2,363.26	1,693.61	2,366.50
EIC	(282.19)	—	—	(282.19)	—	—	—	—
State Tax	37,100.27	1,292.00	92.84	14,877.63	6,702.22	5,545.48	112.73	8,477.37
Advance	(1,333.74)	—	275.00	(600.00)	(100.00)	216.26	(1,125.00)	—
Mileage	(36,152.31)	(1,320.48)	(11,857.06)	(9,446.86)	(4,865.28)	(5,043.08)	(3,619.55)	—
Miscellaneous	(2,614.57)	—	—	—	—	—	—	(2,614.57)
Shortage	50.00	—	—	—	—	—	50.00	—
STD	2,047.96	74.79	695.27	452.36	224.37	248.45	193.90	158.82
Medical	26,539.03	724.78	7,184.21	5,668.04	2,526.52	3,005.88	2,784.34	4,645.26
401K Loans	5,476.72	—	3,282.24	934.62	389.28	—	—	870.58
401K Deducts	18,507.23	567.82	4,502.18	4,728.97	1,682.91	286.40	405.49	6,333.46
AHL Dental	5,658.40	149.02	1,487.66	1,465.22	707.02	790.80	604.20	454.48
AHL Cancer	1,407.46	48.84	450.56	348.50	195.50	162.72	29.50	171.84
AHL Life	3,179.04	156.62	933.68	727.95	387.86	469.41	291.42	212.10
Flex Med	1,974.60	—	230.76	535.36	—	—	235.28	973.20
Dep Care	317.24	—	269.24	48.00	—	—	—	—
Stop Payment Fee	—	—	—	—	—	—	—	—
Garnishment fee	111.00	4.00	36.00	33.00	14.00	6.00	14.00	4.00
Garnishment	761.89	—	355.29	228.16	—	—	178.44	—
Bankrpc	440.00	—	—	—	440.00	—	—	—
Child support	10,586.73	428.68	3,527.60	2,010.74	1,541.66	241.02	1,726.83	1,110.20
Tax Levy	847.00	—	—	807.00	40.00	—	—	—
Fringe	—	—	—	—	—	—	—	—
STD Net	—	—	—	—	—	—	—	—
SS Tax Adjust	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—
	303,901.32	8,211.80	73,364.85	83,834.29	39,099.87	29,948.50	22,839.87	46,602.14
Gross To Net (includes adj.)	—	—	—	—	—	—	—	—
Prepays and voids	—	—	—	—	—	—	—	—
DD Reversals & adjs.	—	—	—	—	—	—	—	—
Net DD/live checks	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
FUNDING REQUIREMENTS		—	—	—	—	—	—	—
Net Checks	—	—	—	—	—	—	—	—
Direct Deposits	—	—	—	—	—	—	—	—
Wage Garnishments	12,635.62	428.68	3,882.89	3,045.90	2,021.66	241.02	1,905.27	1,110.20
Federal Tax	126,248.77	2,969.19	33,493.70	35,909.34	15,758.59	11,913.65	12,023.02	14,181.28
EE SS Tax	82,900.46	2,525.82	22,930.68	20,297.57	10,904.86	9,742.25	7,241.66	9,257.62
ER SS Tax	82,900.58	2,525.79	22,930.65	20,297.75	10,904.92	9,742.21	7,241.64	9,257.62
EE Med Tax	20,130.33	590.72	5,475.00	5,090.88	2,550.36	2,363.26	1,693.61	2,366.50
ER Med Tax	20,130.21	590.71	5,474.93	5,090.94	2,550.34	2,363.21	1,693.61	2,366.47
State Tax	37,100.27	1,292.00	92.84	14,877.63	6,702.22	5,545.48	112.73	8,477.37
Futa	1,896.83	109.17	633.98	(358.44)	319.96	1,021.33	98.70	72.13
Suta	11,392.28	315.96	5,166.37	(1,928.31)	2,606.64	4,463.40	382.50	385.72
	—	—	—	—	—	—	—	—
Total Amt Debited from our Acct		—	—	—	—	—	—	—
Cash BY ENTITY	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53
Manual Checks	—

Total Other Cash Disbursements	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

TOTAL ALL CASH DISBURSEMENTS	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

	(58,368.93)	—	—	—	—	—	—	(58,368.93)

Book Balance per bank rec.	(58,368.93)		—		—	—		(58,368.93)
Ending Bank Balance per bank rec.

THE THAXTON GROUP
Cash Disbursements for THAXTON INVESTMENT PAYROLL	Case No.
Wachovia
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	—	(140,924.88)	—	(140,924.88)
	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	1,462,722.10	—	1,462,722.10
Outstanding Checks	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	—	1,462,722.10	—	1,462,722.10	—

	—	—
Cash Disbursements - Loans	—	—
	—	—
Gross Wages	—	1,204,879.77
Federal Tax	—	126,248.77
SS Tax	—	82,900.46	—	82,900.46
Med Tax	—	20,130.33
EIC	—	(282.19)	—	(282.19)
State Tax	—	37,100.27	—	37,100.27
Advance	—	(1,333.74)	—	(1,333.74)
Mileage	—	(36,152.31)	—	(36,152.31)
Miscellaneous	—	(2,614.57)	—	(2,614.57)
Shortage	—	50.00	—	50.00
STD	—	2,047.96	—	2,047.96
Medical	—	26,539.03	g—	26,539.03
401K Loans	—	5,476.72	—	5,476.72
401K Deducts	—	18,507.23	—	18,507.23
AHL Dental	—	5,658.40	—	5,658.40
AHL Cancer	—	1,407.46	—	1,407.46
AHL Life	—	3,179.04	—	3,179.04
Flex Med	—	1,974.60	—	1,974.60
Dep Care	—	317.24	—	317.24
Stop Payment Fee	—	—	—	—
Garnishment fee	—	111.00	—	111.00
Garnishment	—	761.89	—	761.89
Bankrpc	—	440.00	—	440.00
Child support	—	10,586.73	—	10,586.73
Tax Levy	—	847.00	—	847.00
Fringe	—	—	—	—
STD Net	—	—	—	—
SS Tax Adjust	—	—	—	—
Other	—	—	—	—
	—	303,901.32	—	303,901.32
Gross To Net (includes adj.)	—	—	—	—
Prepays and voids	—	—	—	—
DD Reversals & adjs.	—	—	—	—
Net DD/live checks	—	—	—	—
	—	—	—	—
FUNDING REQUIREMENTS	—	—	—	—
Net Checks	—	—	—	—
Direct Deposits	—	—	—	—
Wage Garnishments	—	12,635.62	—	12,635.62
Federal Tax	—	126,248.77		126,248.77
EE SS Tax	—	82,900.46		82,900.46
ER SS Tax	—	82,900.58		82,900.58
EE Med Tax	—	20,130.33		20,130.33
ER Med Tax	—	20,130.21		20,130.21
State Tax	—	37,100.27		37,100.27
Futa	—	1,896.83		1,896.83
Suta	—	11,392.28		11,392.28
	—	—		—
Total Amt Debited from our Acct	—	—		—
Cash BY ENTITY	—	1,380,166.15		1,380,166.15
Manual Checks	—	—		—

Total Other Cash Disbursements	—	1,380,166.15	—	1,380,166.15

TOTAL ALL CASH DISBURSEMENTS	—	1,380,166.15	—	1,380,166.15

	—	(58,368.93)	—	(58,368.93)

Book Balance per bank rec.
Ending Bank Balance per bank rec.

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

	Reporting Period	May-05

ACCOUNTS RECEIVABLE RECONCILATION AND AGING

Amount
Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	$66,495,062
Plus Amounts billed during the period	$10,828,854
Sold Receivables during month
Less Amounts collected during the period	($9,400,333)
Total Accounts Receivable at the end of the reporting period	$67,923,582

Amount
Accounts Receivable Aging
0-30 days old	$64,685,266
31-60 days old	$1,429,710
61-90 days old	$662,912
91+ days old	$1,145,695
Total Accounts Receivable	$67,923,582
Amount considered uncollectible (Bad Debt) - Reserve
Accounts Receivable (Net)	$67,923,582

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possessin account this period? If yes, provide an explanation below.	X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide and explanation below.	X

2. First Day Order authorizing the temporary use of existing cash management system.

Form Mor - 5

The Thaxton Group, Inc.

Schedule of Aged Accounts Receivable and Post Accounts Payable

By Operating Group

As of 05/31/2005

Aged Accounts Receivable

(Gross Balance as of 05/31/05)

	Total	Southern Management	Tico Credit	Commercial Lending	Tico Premium
Current	$61,797,715	$61,638,410	$159,306	$—	$—
Potential (1-30)	$2,887,550	$2,870,761	$16,789	$—	$—
31-60 Days	$1,429,710	$1,388,772	$40,938	$—	$—
61-90 Days	$662,912	$652,892	$10,020	$—	$—
91 and Over	$1,145,695	$915,174	$230,521	$—	$—
Total Delinquency	$6,125,867	$5,827,599	$298,268	$—	$—
Total Gross Receivables	$67,923,582	$67,466,009	$457,574	$—	$—

Post Accounts Payable
(As of 05/31/05)

Southern Management	$—
Tico Credit	$—
Commercial Lending	$—
Tico Premium	$—
Thaxton Insurance	$—
Corporate	$—
Total	$—

Prepared by Danny Bufford	L\AR split 2003\ Weekly Loans Rec\ THE THAXTON GROUP MONTHLY OPERATING REPORT -May 2005, AR AP

THE THAXTON GROUP		CASES 03-13182 - 03-13213
INTER-COMPANY BALANCE RECONCILIATION FOR THE THAXTON GROUP - Consolidated		JOINTLY ADMINISTERED
Wachovia	May-05
Monthly Court Report for

			HOLDING COMPANY	HOLDING COMPANY					HOLDING COMPANY
	Consolidated Totals	ELIMINATIONS	THAXTON GROUP, INC Corporate	Thaxton Operating Company	Eagle	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation	TIC -Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Inter-company balance as of 12/31 per G/L Trial Balance	—	6,248,675.00	76,250,958.00			(3,413,149.00)	57,761.00	571,655.00		(34,033,534.00)	(46,482,742.00)
Cash Transfers between companies	—		(492,583.92)							458,311.79	34,272.13
Expenses paid by Corporate - expensed in subsidiaries (treated as	(0.00)		73,399.18					(3,166.70)		(67,542.07)	(2,690.41)
separate cost centers as opposed to separate companies	—
	—
Allocations of:	—
	—
Home Office allocation	—
Interest allocation	0.00		118,577.22							(117,562.06)	(1,015.16)
Payroll	—		(32,269.46)							32,269.46
Analysis charges	—
Audit accrual	—
Transfer of assets	—		26,619.50							(65,223.25)	38,603.75
Sale of branches	—
Clear outstanding checks	—
Cherokee return premium	—

General Ledger as of 05/31/05	(0.00)	6,248,675.00	75,944,700.52	—	—	(3,413,149.00)	57,761.00	568,488.30	—	(33,793,280.13)	(46,413,571.69)

	(0.00)	6,248,675.00	75,944,700.52	—	—	(3,413,149.00)	57,761.00	568,488.30	—	(33,793,280.13)	(46,413,571.69)

Balance Sheet - May 31, 2005	—	6,248,675.00	75,944,700.00			(3,413,149.00)	57,761.00	568,488.00		(33,793,280.00)	(46,413,571.00)